UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04363

AMERICAN CENTURY GOVERNMENT INCOME TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2014

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	MARCH 31, 2014

Capital Preservation Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2014. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas
Monetary Policy-Driven, Mostly “Risk-On” Results in the U.S. and Europe
Stimulative monetary policies and expectations of economic improvement helped drive financial market returns during the reporting period. We believe the combination of optimism about the economy, low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (quantitative easing, or QE) helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500 Indices advanced 24.50% and 21.86%, respectively, and their smaller capitalization counterparts performed even better. In the U.S., growth stocks generally outperformed value stocks.
Some of the same growth and optimism factors that drove stocks higher, plus hints that QE tapering would begin in the U.S., hampered U.S. government bond returns, which dipped into negative territory for the reporting period. On the other hand, U.S. corporate bonds, especially high-yield corporates, posted mostly positive returns because of their higher yields, declining spreads (yield differences between corporate and similar-maturity U.S. Treasury securities), and relatively low default rates. At the other end of the U.S. bond spectrum, Treasury inflation-protected securities (TIPS) underperformed, hurt by the combination of rising yields and low inflation.
Looking ahead, we see further signs of economic improvement for the U.S. in 2014, but headwinds persist. Interest rates could normalize further, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.
Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

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Performance

Total Returns as of March 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	CPFXX	0.01%(1)	0.01%(1)	1.35%(1)	4.05%(1)	10/13/72
(1) Returns would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	0.48%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

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Fund Characteristics

MARCH 31, 2014
7-Day Current Yield
After wavier (1)	0.01%
Before waiver	-0.42%
7-Day Effective Yield
After waiver (1)	0.01%
(1) Yields would have been lower if a portion of the management fee had not been waived.

Portfolio at a Glance
Weighted Average Maturity	54 days
Weighted Average Life	58 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	41%
31-90 days	40%
91-180 days	17%
More than 180 days	2%

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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.
The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2013 to March 31, 2014.
Actual Expenses
The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.
Hypothetical Example for Comparison Purposes
The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period(1)10/1/13 - 3/31/14	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.10	$0.25	0.05%
Investor Class (before waiver)	$1,000	$1,000.10(2)	$2.39	0.48%
Hypothetical
Investor Class (after waiver)	$1,000	$1,024.68	$0.25	0.05%
Investor Class (before waiver)	$1,000	$1,022.54	$2.42	0.48%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

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Schedule of Investments

MARCH 31, 2014

	Principal Amount/Shares	Value
U.S. TREASURY BILLS(1) — 82.2%
U.S. Treasury Bills, 0.05%, 4/3/14	$140,000,000	$139,999,650
U.S. Treasury Bills, 0.06%, 4/10/14	100,000,000	99,998,500
U.S. Treasury Bills, 0.06%, 4/10/14	25,000,000	24,999,625
U.S. Treasury Bills, 0.04%, 4/17/14	159,000,000	158,997,438
U.S. Treasury Bills, 0.05%, 4/17/14	75,000,000	74,998,333
U.S. Treasury Bills, 0.04%, 4/24/14	245,000,000	244,994,522
U.S. Treasury Bills, 0.13%, 4/24/14	25,000,000	24,997,924
U.S. Treasury Bills, 0.06%, 5/1/14	65,000,000	64,997,021
U.S. Treasury Bills, 0.05%, 5/8/14	90,000,000	89,995,837
U.S. Treasury Bills, 0.10%, 5/15/14	100,000,000	99,988,389
U.S. Treasury Bills, 0.10%, 5/15/14	150,000,000	149,981,667
U.S. Treasury Bills, 0.05%, 5/22/14	50,000,000	49,996,636
U.S. Treasury Bills, 0.05%, 5/22/14	50,000,000	49,996,458
U.S. Treasury Bills, 0.05%, 5/29/14	200,000,000	199,985,097
U.S. Treasury Bills, 0.05%, 6/12/14	50,000,000	49,994,750
U.S. Treasury Bills, 0.05%, 6/19/14	125,112,500	125,098,772
U.S. Treasury Bills, 0.05%, 6/26/14	150,000,000	149,982,083
U.S. Treasury Bills, 0.07%, 8/28/14	90,000,000	89,972,994
U.S. Treasury Bills, 0.08%, 9/4/14	100,000,000	99,965,333
U.S. Treasury Bills, 0.08%, 9/11/14	50,000,000	49,983,021
U.S. Treasury Bills, 0.08%, 9/18/14	45,264,000	45,246,900
TOTAL U.S. TREASURY BILLS		2,084,170,950
U.S. TREASURY NOTES(1) — 8.6%
U.S. Treasury Notes, VRN, 0.10%, 4/1/14	15,000,000	14,995,911
U.S. Treasury Notes, 0.25%, 5/31/14	90,000,000	90,032,452
U.S. Treasury Notes, 2.25%, 5/31/14	25,000,000	25,087,754
U.S. Treasury Notes, 4.25%, 11/15/14	45,000,000	46,153,806
U.S. Treasury STRIPS - COUPON, 0.00%, 5/15/14(2)	9,613,000	9,612,481
U.S. Treasury STRIPS - PRINCIPAL, 0.00%, 5/15/14(2)	26,154,000	26,152,588
U.S. Treasury STRIPS - PRINCIPAL, 0.00%, 5/15/14(2)	6,018,000	6,017,374
TOTAL U.S. TREASURY NOTES		218,052,366
TEMPORARY CASH INVESTMENTS — 5.6%
SSgA U.S. Government Money Market Fund	142,707,905	142,707,905
TOTAL INVESTMENT SECURITIES — 96.4%		2,444,931,221
OTHER ASSETS AND LIABILITIES — 3.6%		91,942,885
TOTAL NET ASSETS — 100.0%		$2,536,874,106

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Notes to Schedule of Investments
STRIPS	-	Separate Trading of Registered Interest and Principal of Securities
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	The rates for U.S. Treasury Bills are the yield to maturity at purchase. The rates for U.S. Treasury Notes are the stated coupon rates, unless otherwise noted.

(2)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

See Notes to Financial Statements.

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Statement of Assets and Liabilities

MARCH 31, 2014
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$2,444,931,221
Receivable for investments sold	125,048,830
Receivable for capital shares sold	4,089,711
Interest receivable	990,224
2,575,059,986

Liabilities
Payable for investments purchased	35,765,069
Payable for capital shares redeemed	2,319,498
Accrued management fees	101,094
Dividends payable	219
38,185,880

Net Assets	$2,536,874,106

Investor Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	2,536,868,499

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$2,536,871,389
Undistributed net realized gain	2,717
$2,536,874,106

See Notes to Financial Statements.

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Statement of Operations

YEAR ENDED MARCH 31, 2014
Investment Income (Loss)
Income:
Interest	$1,671,591

Expenses:
Management fees	12,123,891
Trustees' fees and expenses	146,073
Other expenses	1,539
12,271,503
Fees waived	(10,859,575)
1,411,928

Net investment income (loss)	259,663

Net realized gain (loss) on investment transactions	7,923

Net Increase (Decrease) in Net Assets Resulting from Operations	$267,586

See Notes to Financial Statements.

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Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2014 AND MARCH 31, 2013
Increase (Decrease) in Net Assets	March 31, 2014	March 31, 2013
Operations
Net investment income (loss)	$259,663	$258,301
Net realized gain (loss)	7,923	29,720
Net increase (decrease) in net assets resulting from operations	267,586	288,021

Distributions to Shareholders
From net investment income	(252,574)	(265,160)
From net realized gains	(4,425)	—
Decrease in net assets from distributions	(256,999)	(265,160)

Capital Share Transactions
Proceeds from shares sold	1,017,022,826	1,237,771,092
Proceeds from reinvestment of distributions	253,811	261,429
Payments for shares redeemed	(1,124,360,856)	(1,395,900,397)
Net increase (decrease) in net assets from capital share transactions	(107,084,219)	(157,867,876)

Net increase (decrease) in net assets	(107,073,632)	(157,845,015)

Net Assets
Beginning of period	2,643,947,738	2,801,792,753
End of period	$2,536,874,106	$2,643,947,738

Distributions in excess of net investment income	—	$(226)

Transactions in Shares of the Fund
Sold	1,017,022,826	1,237,771,092
Issued in reinvestment of distributions	253,811	261,429
Redeemed	(1,124,360,856)	(1,395,900,397)
Net increase (decrease) in shares of the fund	(107,084,219)	(157,867,876)

See Notes to Financial Statements.

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Notes to Financial Statements

MARCH 31, 2014

1. Organization
American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Capital Preservation Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under Rule 2a-7 of the 1940 Act. The fund is a money market fund and its investment objective is to seek maximum safety and liquidity. Its secondary objective is to seek to pay shareholders the highest rate of return consistent with safety and liquidity.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. Open-end management investment companies are valued at the reported net asset value per share. If the fund determines that the valuation methods do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Treasury Roll Transactions — The fund purchases a security and at the same time makes a commitment to sell the same security at a future settlement date at a specified price. These types of transactions are known as treasury roll transactions. The difference between the purchase price and the sale price represents interest income reflective of an agreed upon rate between the fund and the counterparty.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make short-term capital gains distributions to comply with the distribution requirements of the Internal Revenue Code. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any long-term capital gains distributions.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

12

3. Fees and Transactions with Related Parties
Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust’s investment advisor, American Century Investment Management, Inc. (ACIM), the trust’s distributor, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1370% to 0.2500%. The rates for the Complex Fee range from 0.2500% to 0.3100%. In order to maintain a positive yield, ACIM may voluntarily waive a portion of its management fee on a daily basis. The fee waiver may be revised or terminated at any time without notice. The effective annual management fee for the year ended March 31, 2014 was 0.47% before waiver and 0.05% after waiver.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor's management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the trustees during the year ended March 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Fair Value Measurements
The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Bills	—	$2,084,170,950	—
U.S. Treasury Notes	—	218,052,366	—
Temporary Cash Investments	$142,707,905	—	—
	$142,707,905	$2,302,223,316	—

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5. Federal Tax Information
The tax character of distributions paid during the years ended March 31, 2014 and March 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$256,999	$265,160
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2014, the fund has undistributed ordinary income for federal income tax purposes of $2,717.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Income From Investment Operations: Net Investment Income (Loss)	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2014	$1.00	–(2)	–(2)	–(2)	–(2)	$1.00	0.01%	0.06%	0.48%	0.01%	(0.41)%	$2,536,874
2013	$1.00	–(2)	–(2)	–	–(2)	$1.00	0.01%	0.09%	0.48%	0.01%	(0.38)%	$2,643,948
2012	$1.00	–(2)	–(2)	–(2)	–(2)	$1.00	0.01%	0.06%	0.48%	0.01%	(0.41)%	$2,801,793
2011	$1.00	–(2)	–(2)	–(2)	–(2)	$1.00	0.01%	0.17%	0.48%	0.01%	(0.30)%	$2,913,219
2010	$1.00	–(2)	–(2)	–(2)	–(2)	$1.00	0.01%	0.28%	0.48%	0.01%	(0.19)%	$3,153,367

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(2)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

15

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Government Income Trust and Shareholders of the Capital Preservation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Capital Preservation Fund (one of the five funds comprising the American Century Government Income Trust, hereafter referred to as the “Fund”) at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 23, 2014

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Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

17

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None

18

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

19

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

20

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $4,425 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

21

Notes

22

Notes

23

Notes

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82098 1405

ANNUAL REPORT	MARCH 31, 2014

Ginnie Mae Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2014. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas
Monetary Policy-Driven, Mostly “Risk-On” Results in the U.S. and Europe
Stimulative monetary policies and expectations of economic improvement helped drive financial market returns during the reporting period. We believe the combination of optimism about the economy, low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (quantitative easing, or QE) helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500 Indices advanced 24.50% and 21.86%, respectively, and their smaller capitalization counterparts performed even better. In the U.S., growth stocks generally outperformed value stocks.
Some of the same growth and optimism factors that drove stocks higher, plus hints that QE tapering would begin in the U.S., hampered U.S. government bond returns, which dipped into negative territory for the reporting period. On the other hand, U.S. corporate bonds, especially high-yield corporates, posted mostly positive returns because of their higher yields, declining spreads (yield differences between corporate and similar-maturity U.S. Treasury securities), and relatively low default rates. At the other end of the U.S. bond spectrum, Treasury inflation-protected securities (TIPS) underperformed, hurt by the combination of rising yields and low inflation.
Looking ahead, we see further signs of economic improvement for the U.S. in 2014, but headwinds persist. Interest rates could normalize further, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.
Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BGNMX	-1.02%	3.62%	4.28%	6.58%	9/23/85
Barclays U.S. GNMA Index	—	-0.18%	3.91%	4.70%	7.27%(1)	—
Institutional Class	AGMNX	-0.83%	3.83%	—	4.92%	9/28/07
A Class(2)	BGNAX					10/9/97
No sales charge*		-1.27%	3.36%	4.02%	4.67%
With sales charge*		-5.69%	2.42%	3.55%	4.38%
C Class	BGNCX	-1.91%	—	—	2.22%	3/1/10
R Class	AGMWX	-1.43%	3.10%	—	4.19%	9/28/07

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 9/30/85, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2004

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.55%	0.35%	0.80%	1.55%	1.05%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Hando Aguilar, Dan Shiffman, Bob Gahagan, and Jesse Singh

Performance Summary
Ginnie Mae declined -1.02%* for the 12 months ended March 31, 2014. By comparison, the portfolio’s benchmark, the Barclays U.S. GNMA Index, declined -0.18%. See pages 3 and 4 for additional performance comparisons. Portfolio returns reflect operating expenses, while index returns do not.

Ginnie Mae’s absolute return reflected the challenging backdrop for government agency mortgage-backed securities (MBS). Relative to the benchmark, duration (price sensitivity to interest rate changes) strategy was the main performance detractor.

Market Overview
On an absolute basis, MBS returns were basically flat for the 12-month period as bond yields generally increased. The period began with a dramatic change in bond market sentiment. Fears of a change in Federal Reserve (Fed) policy led to a sharp increase in yields and a broad bond market sell-off, particularly from May to September of 2013. Since 2008, the Fed’s massive bond-buying program, known as quantitative easing (QE), had helped keep longer-term interest rates low, which supported broad fixed-income market gains. But beginning in the spring of 2013, improving economic data, combined with ambiguous comments from the Fed about a potential QE tapering time schedule, led to speculation the Fed would begin scaling back its $85 billion monthly purchases of Treasuries and agency MBS.

That speculation ebbed and flowed on a combination of mixed economic reports and the Fed’s wavering “taper talk,” including a “taper delay” in September 2013 that caused bonds to rally. The Fed finally pulled the taper trigger in December 2013, announcing it would cut QE by $10 billion per month beginning in January 2014, including a $5 billion per month reduction in its MBS purchases. The Fed continued to taper through the first calendar quarter of 2014. As of March 31, 2014, it had scaled back QE to $55 billion per month, including $25 billion of MBS.

Against this backdrop, Treasury yields generally increased during the 12-month period. For example, the benchmark 10-year Treasury note climbed 87 basis points (one basis point equals 0.01%) to yield 2.72% at the end of March 2014, according to Bloomberg. The increase was smaller among shorter-maturity Treasuries, as the two-year yield rose 18 basis points to 0.42%.

Accordingly, mortgage rates increased overall throughout the 12 months, with the average 30-year conventional mortgage rate climbing to 4.34% in March 2014, compared with 3.57% in March 2013, according to the Federal Home Loan Mortgage Corporation. Meanwhile, the U.S. housing market remained one of the economy’s bright spots, showing gains in home prices and sales during the 12-month period. But, late in the period, the recovery lost some momentum, primarily due to rising mortgage rates and severe winter weather. As the fiscal year progressed, mortgage prepayment levels slowed (due to fewer mortgage-holders refinancing in a rising-rate environment), and market concerns shifted to extension risk—the risk that mortgage securities will be prepaid at a slower pace, thus limiting investors’ ability to capitalize on higher interest rates because their investments remain locked in at lower rates for longer periods of time.

* All fund returns referenced in this commentary are for Investor Class shares.

5

Portfolio Positioning
We implemented a shorter-than-benchmark duration strategy in the third calendar quarter of 2013 in anticipation of further “normalization” of interest rates. This positioning detracted from results in the first three months of 2014 and accounted for most of the fund’s underperformance versus the benchmark. Despite forecasts for rising rates in 2014, weaker-than-expected economic data pushed rates lower, and longer-maturity/duration strategies outperformed.

We continued to emphasize single-issuer GNMA securities (Ginnie Mae Is) over those with multiple originators (Ginnie Mae IIs). Ginnie Mae Is, which generally provide prepayment protection while delivering incremental income to the fund, delivered mixed results, detracting from fund performance early in the period but contributing later. We also maintained an overweight position in 30-year GNMA securities and a corresponding underweight to 15-year GNMAs. This positioning detracted from relative performance, as 30-year securities underperformed 15-year GNMAs for the 12-month period.

We also increased the fund’s exposure to floating-rate securities, particularly hybrid adjustable-rate mortgages (ARMs). These low-duration securities offered some protection in the rising-rate environment because their rates reset monthly according to a stated interest rate benchmark. In addition, an overweight position to intermediate- and higher-coupon mortgages contributed to relative performance. As prepayment risk subsided, these securities outperformed lower-coupon mortgages.

Outlook
We believe interest rates are likely headed higher as the economy improves, the Fed continues to taper, and interest rate levels normalize. Accordingly, we have positioned the portfolio more defensively, with a shorter duration than the benchmark and a focus on intermediate-coupon securities. We also remain selective in our purchases, favoring mortgage securities we believe are undervalued and provide favorable prepayment terms.

We also will continue to monitor the regulatory environment. Uncertainty surrounding new leadership at the Federal Housing Finance Agency and the potential for new policies designed to encourage prepayments on higher-coupon mortgages represent potential risks for mortgage investors. Additionally, Congressional committees continue to draft plans for overhauling the nation’s home finance system and eliminating government-sponsored entities Fannie Mae and Freddie Mac.

6

Fund Characteristics

MARCH 31, 2014
Portfolio at a Glance
Average Duration (effective)	5.2 years
Weighted Average Life	7.2 years

Types of Investments in Portfolio	% of net assets
U.S. Government Agency Mortgage-Backed Securities (all GNMAs)	102.0%
U.S. Government Agency Collateralized Mortgage Obligations (all GNMAs)	12.5%
U.S. Treasury Securities	6.9%
Temporary Cash Investments	3.8%
Other Assets and Liabilities	(25.2)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.
The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2013 to March 31, 2014.
Actual Expenses
The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.
Hypothetical Example for Comparison Purposes
The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period(1) 10/1/13 - 3/31/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,009.80	$2.76	0.55%
Institutional Class	$1,000	$1,010.80	$1.75	0.35%
A Class	$1,000	$1,008.50	$4.01	0.80%
C Class	$1,000	$1,005.70	$7.75	1.55%
R Class	$1,000	$1,007.30	$5.25	1.05%
Hypothetical
Investor Class	$1,000	$1,022.19	$2.77	0.55%
Institutional Class	$1,000	$1,023.19	$1.77	0.35%
A Class	$1,000	$1,020.94	$4.03	0.80%
C Class	$1,000	$1,017.20	$7.80	1.55%
R Class	$1,000	$1,019.70	$5.29	1.05%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2014

	Principal Amount	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(1) — 102.0%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 2.9%
GNMA, VRN, 1.625%, 4/20/14	$15,882,642	$16,536,944
GNMA, VRN, 1.625%, 4/20/14	24,781,451	25,800,353
		42,337,297
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 99.1%
GNMA, 3.00%, 4/22/14(2)	85,000,000	83,618,750
GNMA, 3.00%, 4/20/43	18,948,609	18,691,299
GNMA, 3.50%, 4/22/14(2)	157,500,000	160,699,219
GNMA, 3.50%, 12/20/41 to 5/20/43	174,448,340	178,343,428
GNMA, 4.00%, 4/22/14(2)	28,500,000	29,937,246
GNMA, 4.00%, 12/20/39 to 6/20/42	258,321,933	271,946,978
GNMA, 4.50%, 4/22/14(2)	90,000,000	97,031,250
GNMA, 4.50%, 7/15/33 to 3/20/42	171,573,113	185,632,276
GNMA, 5.00%, 6/15/33 to 5/20/41	146,306,217	160,711,075
GNMA, 5.50%, 4/15/33 to 8/15/39	136,181,563	152,357,265
GNMA, 6.00%, 7/20/16 to 2/20/39	65,850,930	74,742,510
GNMA, 6.50%, 6/15/23 to 11/15/38(3)	16,718,244	18,968,356
GNMA, 7.00%, 11/15/22 to 12/20/29	4,833,244	5,382,958
GNMA, 7.25%, 4/15/23 to 6/15/23	45,986	47,432
GNMA, 7.50%, 6/15/17 to 11/15/31	3,984,624	4,394,352
GNMA, 7.65%, 6/15/16 to 12/15/16	36,632	36,836
GNMA, 7.75%, 11/15/22	30,906	31,478
GNMA, 7.77%, 4/15/20 to 6/15/20	118,741	124,056
GNMA, 7.89%, 9/20/22	10,672	10,734
GNMA, 7.98%, 6/15/19	20,217	20,337
GNMA, 8.00%, 2/20/17 to 7/20/30	1,125,473	1,215,985
GNMA, 8.15%, 2/15/21	42,043	43,015
GNMA, 8.25%, 4/15/17 to 2/15/22	265,435	275,044
GNMA, 8.35%, 11/15/20	12,876	12,952
GNMA, 8.50%, 4/20/16 to 12/15/30	904,947	987,180
GNMA, 8.75%, 3/20/17 to 7/15/27	94,294	97,073
GNMA, 9.00%, 7/20/15 to 1/15/25	462,968	493,158
GNMA, 9.25%, 9/15/16 to 3/15/25	114,398	116,308
GNMA, 9.50%, 5/15/16 to 7/20/25	227,370	234,538
GNMA, 9.75%, 12/15/18 to 11/20/21	52,871	55,845
GNMA, 10.00%, 3/15/16 to 11/20/21	10,389	10,698
GNMA, 10.25%, 2/15/19	5,411	5,452
GNMA, 10.50%, 9/15/15 to 4/20/19	18,623	18,839
GNMA, 11.00%, 2/15/16 to 6/15/20	24,606	25,083
GNMA, 11.25%, 2/20/16	735	741
GNMA, 13.00%, 9/15/14 to 8/15/15	2,516	2,538

10

	Principal Amount	Value
GNMA, 13.50%, 8/15/14	$316	$318
		1,446,322,602
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $1,473,238,374)		1,488,659,899
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS(1) — 12.5%
GNMA, Series 1998-17, Class F, VRN, 0.66%, 4/16/14	195,087	195,298
GNMA, Series 1998-6, Class FA, VRN, 0.67%, 4/16/14	1,667,347	1,680,968
GNMA, Series 1999-43, Class FB, VRN, 0.51%, 4/16/14	5,075,813	5,099,621
GNMA, Series 2000-22, Class FG, VRN, 0.36%, 4/16/14	48,957	49,093
GNMA, Series 2001-59, Class FD, VRN, 0.66%, 4/16/14	897,928	906,248
GNMA, Series 2001-62, Class FB, VRN, 0.66%, 4/16/14	1,798,008	1,814,688
GNMA, Series 2002-13, Class FA, VRN, 0.66%, 4/16/14	1,094,397	1,102,237
GNMA, Series 2002-24, Class FA, VRN, 0.66%, 4/16/14	2,103,759	2,118,181
GNMA, Series 2002-29, Class FA SEQ, VRN, 0.51%, 4/20/14	707,259	711,239
GNMA, Series 2002-31, Class FW, VRN, 0.56%, 4/16/14	669,556	673,395
GNMA, Series 2003-110, Class F, VRN, 0.56%, 4/20/14	2,781,232	2,791,706
GNMA, Series 2003-42, Class FW, VRN, 0.51%, 4/20/14	1,023,878	1,026,150
GNMA, Series 2003-66, Class EH, 5.00%, 5/20/32	5,177,650	5,339,674
GNMA, Series 2003-66, Class HF, VRN, 0.61%, 4/20/14	1,766,654	1,778,099
GNMA, Series 2004-30, Class PD, 5.00%, 2/20/33	7,943,258	8,223,158
GNMA, Series 2004-39, Class XF SEQ, VRN, 0.41%, 4/16/14	1,297,203	1,299,220
GNMA, Series 2004-76, Class F, VRN, 0.56%, 4/20/14	2,434,428	2,439,797
GNMA, Series 2004-80, Class FM, VRN, 0.46%, 4/20/14	315,820	315,844
GNMA, Series 2005-13, Class FA, VRN, 0.36%, 4/20/14	7,111,485	7,094,532
GNMA, Series 2007-5, Class FA, VRN, 0.30%, 4/20/14	7,702,188	7,673,489
GNMA, Series 2007-58, Class FC, VRN, 0.66%, 4/20/14	4,229,933	4,255,469
GNMA, Series 2007-74, Class FL, VRN, 0.62%, 4/16/14	9,872,961	9,921,516
GNMA, Series 2008-18, Class FH, VRN, 0.76%, 4/20/14	6,573,871	6,645,914
GNMA, Series 2008-2, Class LF, VRN, 0.62%, 4/20/14	4,554,447	4,580,997
GNMA, Series 2008-27, Class FB, VRN, 0.71%, 4/20/14	12,632,545	12,755,820
GNMA, Series 2008-61, Class KF, VRN, 0.83%, 4/20/14	6,631,373	6,725,635
GNMA, Series 2008-73, Class FK, VRN, 0.92%, 4/20/14	8,259,607	8,430,400
GNMA, Series 2008-75, Class F, VRN, 0.69%, 4/20/14	9,088,542	9,153,148
GNMA, Series 2008-88, Class UF, VRN, 1.16%, 4/20/14	6,086,256	6,246,181
GNMA, Series 2009-109, Class FA, VRN, 0.56%, 4/16/14	1,744,623	1,747,878
GNMA, Series 2009-127, Class FA, VRN, 0.71%, 4/20/14	8,278,781	8,344,286
GNMA, Series 2009-58, Class MB, 4.50%, 2/16/33	8,118,687	8,213,542
GNMA, Series 2009-76, Class FB, VRN, 0.76%, 4/16/14	5,661,414	5,700,869
GNMA, Series 2009-92, Class FJ, VRN, 0.84%, 4/16/14	3,635,455	3,691,412
GNMA, Series 2010-14, Class QF, VRN, 0.61%, 4/16/14	19,062,970	19,157,217
GNMA, Series 2010-25, Class FB, VRN, 0.71%, 4/16/14	15,256,235	15,341,265
TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $183,020,498)		183,244,186
U.S. TREASURY SECURITIES — 6.9%
U.S. Treasury Notes, 0.125%, 7/31/14	40,000,000	40,010,160
U.S. Treasury Notes, 0.25%, 8/31/14(3)	40,000,000	40,031,240

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	Principal Amount/Shares	Value
U.S. Treasury Notes, 0.50%, 10/15/14	$20,000,000	$20,046,100
TOTAL U.S. TREASURY SECURITIES (Cost $100,024,627)		100,087,500
TEMPORARY CASH INVESTMENTS — 3.8%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 1.375%, 10/31/17 - 6/30/18, valued at $10,833,819), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $10,614,814)		10,614,805
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 8/15/15, valued at $9,528,736), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $9,341,036)		9,341,028
SSgA U.S. Government Money Market Fund	36,177,208	36,177,208
TOTAL TEMPORARY CASH INVESTMENTS (Cost $56,133,041)		56,133,041
TOTAL INVESTMENT SECURITIES — 125.2% (Cost $1,812,416,540)		1,828,124,626
OTHER ASSETS AND LIABILITIES(4) — (25.2)%		(368,212,855)
TOTAL NET ASSETS — 100.0%		$1,459,911,771

FUTURES CONTRACTS
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
157	U.S. Treasury 5-Year Notes	June 2014	$18,675,641	$116,176
235	U.S. Treasury 10-Year Notes	June 2014	29,022,500	244,639
78	U.S. Treasury Long Bonds	June 2014	10,391,062	(69,342)
64	U.S. Treasury Ultra Long Bonds	June 2014	9,246,000	(61,302)
			$67,335,203	$230,171

Notes to Schedule of Investments
GNMA	‑	Government National Mortgage Association
SEQ	‑	Sequential Payer
VRN	‑	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Final maturity date indicated, unless otherwise noted.

(2)	Forward commitment. Settlement date is indicated.

(3)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or forward commitments. At the period end, the aggregate value of securities pledged was $2,671,747.

(4)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

MARCH 31, 2014
Assets
Investment securities, at value (cost of $1,812,416,540)	$1,828,124,626
Receivable for capital shares sold	3,183,667
Receivable for variation margin on futures contracts	53,250
Interest receivable	4,809,027
1,836,170,570

Liabilities
Payable for investments purchased	373,207,594
Payable for capital shares redeemed	2,010,980
Accrued management fees	672,804
Distribution and service fees payable	70,075
Dividends payable	297,346
376,258,799

Net Assets	$1,459,911,771

Net Assets Consist of:
Capital paid in	$1,481,313,252
Undistributed net investment income	21,702
Accumulated net realized loss	(37,361,440)
Net unrealized appreciation	15,938,257
$1,459,911,771

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$1,143,697,017	106,844,884	$10.70
Institutional Class	$45,757,217	4,275,010	$10.70
A Class	$249,326,518	23,291,088	$10.70*
C Class	$16,706,376	1,560,527	$10.71
R Class	$4,424,643	413,515	$10.70
* Maximum offering price $11.20 (net asset value divided by 0.955).

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED MARCH 31, 2014
Investment Income (Loss)
Income:
Interest	$36,045,422

Expenses:
Management fees	8,979,740
Distribution and service fees:
A Class	737,454
C Class	241,905
R Class	24,041
Trustees' fees and expenses	98,599
Other expenses	387
10,082,126

Net investment income (loss)	25,963,296

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(12,060,915)
Futures contract transactions	(48,675)
(12,109,590)

Change in net unrealized appreciation (depreciation) on:
Investments	(38,311,713)
Futures contracts	111,378
(38,200,335)

Net realized and unrealized gain (loss)	(50,309,925)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(24,346,629)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2014 AND MARCH 31, 2013
Increase (Decrease) in Net Assets	March 31, 2014	March 31, 2013
Operations
Net investment income (loss)	$25,963,296	$43,994,928
Net realized gain (loss)	(12,109,590)	37,807,763
Change in net unrealized appreciation (depreciation)	(38,200,335)	(42,583,489)
Net increase (decrease) in net assets resulting from operations	(24,346,629)	39,219,202

Distributions to Shareholders
From net investment income:
Investor Class	(33,926,755)	(50,233,315)
Institutional Class	(1,513,078)	(1,804,299)
A Class	(7,042,862)	(8,566,324)
C Class	(392,990)	(514,046)
R Class	(102,934)	(120,524)
Decrease in net assets from distributions	(42,978,619)	(61,238,508)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(403,299,817)	69,212,619

Net increase (decrease) in net assets	(470,625,065)	47,193,313

Net Assets
Beginning of period	1,930,536,836	1,883,343,523
End of period	$1,459,911,771	$1,930,536,836

Undistributed net investment income	$21,702	$53,084

See Notes to Financial Statements.

15

Notes to Financial Statements

MARCH 31, 2014

1. Organization
American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Ginnie Mae Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek high current income while maintaining liquidity and safety of principal by investing primarily in Government National Mortgage Association certificates.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a

16

specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum

17

exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties
Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2425% to 0.3600%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended March 31, 2014 was 0.55% for the Investor Class, A Class, C Class and R Class and 0.35% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2014 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor's management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the trustees during the year ended March 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions
Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2014 were $5,299,882,678 and $5,702,582,494, respectively, all of which are U.S. Treasury and Government Agency obligations.

18

5. Capital Share Transactions
Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2014		Year ended March 31, 2013
	Shares	Amount	Shares	Amount
Investor Class
Sold	12,888,509	$139,651,637	30,698,604	$344,172,051
Issued in reinvestment of distributions	2,804,535	30,195,139	3,968,380	44,469,309
Redeemed	(45,794,309)	(492,664,284)	(38,153,546)	(426,428,355)
	(30,101,265)	(322,817,508)	(3,486,562)	(37,786,995)
Institutional Class
Sold	1,299,882	14,000,029	3,281,578	36,802,821
Issued in reinvestment of distributions	139,021	1,496,839	160,623	1,798,543
Redeemed	(2,758,518)	(29,608,458)	(1,445,336)	(16,154,490)
	(1,319,615)	(14,111,590)	1,996,865	22,446,874
A Class
Sold	12,061,226	129,673,245	14,185,039	159,064,739
Issued in reinvestment of distributions	605,953	6,519,128	691,330	7,743,943
Redeemed	(17,379,113)	(186,971,515)	(9,184,049)	(102,570,340)
	(4,711,934)	(50,779,142)	5,692,320	64,238,342
C Class
Sold	151,164	1,660,785	2,301,065	25,785,632
Issued in reinvestment of distributions	27,335	294,454	33,009	369,412
Redeemed	(1,617,287)	(17,383,014)	(566,207)	(6,321,424)
	(1,438,788)	(15,427,775)	1,767,867	19,833,620
R Class
Sold	174,589	1,886,719	194,241	2,174,176
Issued in reinvestment of distributions	9,495	102,144	10,668	119,466
Redeemed	(200,889)	(2,152,665)	(162,047)	(1,812,864)
	(16,805)	(163,802)	42,862	480,778
Net increase (decrease)	(37,588,407)	$(403,299,817)	6,013,352	$69,212,619

6. Fair Value Measurements
The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Government Agency Mortgage-Backed Securities	—	$1,488,659,899	—
U.S. Government Agency Collateralized Mortgage Obligations	—	183,244,186	—
U.S. Treasury Securities	—	100,087,500	—
Temporary Cash Investments	$36,177,208	19,955,833	—
	$36,177,208	$1,791,947,418	—
Other Financial Instruments
Futures Contracts	$360,815	—	—

Liabilities
Other Financial Instruments
Futures Contracts	$(130,644)	—	—

7. Derivative Instruments
Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund purchased and sold interest rate risk derivative instruments throughout the reporting period and the instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund's typical volume.

The value of interest rate risk derivative instruments as of March 31, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $53,250 in receivable for variation margin on futures contracts.* For the year ended March 31, 2014, the effect of interest rate risk derivative instruments on the Statement of Operations was $(48,675) in net realized gain (loss) on futures contract transactions and $111,378 in change in net unrealized appreciation (depreciation) on futures contracts.

*	Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

8. Risk Factors
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

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9. Federal Tax Information
The tax character of distributions paid during the years ended March 31, 2014 and March 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$42,978,619	$61,238,508
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to paydowns, were made to capital paid in $(640), undistributed net investment income $16,983,941, and accumulated net realized loss $(16,983,301).

As of March 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,812,678,542
Gross tax appreciation of investments	$35,460,415
Gross tax depreciation of investments	(20,014,331)
Net tax appreciation (depreciation) of investments	$15,446,084
Other book-to-tax adjustments	$(44,313)
Undistributed ordinary income	$21,702
Accumulated short-term capital losses	$(28,997,007)
Accumulated long-term capital losses	$(7,827,947)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Short-term capital loss carryovers of $(908,882) expire in 2015. The remaining losses are unlimited.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions from Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses(before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss)(before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$11.10	0.17	(0.29)	(0.12)	(0.28)	$10.70	(1.02)%	0.55%	0.55%	1.62%	1.62%	264%	$1,143,697
2013	$11.21	0.25	(0.01)	0.24	(0.35)	$11.10	2.16%	0.55%	0.55%	2.26%	2.26%	237%	$1,519,666
2012	$10.84	0.35	0.42	0.77	(0.40)	$11.21	7.15%	0.55%	0.56%	3.12%	3.11%	130%	$1,574,686
2011	$10.76	0.39	0.13	0.52	(0.44)	$10.84	4.90%	0.53%	0.56%	3.57%	3.54%	100%	$1,382,165
2010	$10.68	0.40	0.14	0.54	(0.46)	$10.76	5.12%	0.54%	0.56%	3.69%	3.67%	171%	$1,414,742
Institutional Class
2014	$11.10	0.20	(0.29)	(0.09)	(0.31)	$10.70	(0.83)%	0.35%	0.35%	1.82%	1.82%	264%	$45,757
2013	$11.21	0.27	(0.01)	0.26	(0.37)	$11.10	2.36%	0.35%	0.35%	2.46%	2.46%	237%	$62,075
2012	$10.83	0.37	0.43	0.80	(0.42)	$11.21	7.47%	0.35%	0.36%	3.32%	3.31%	130%	$40,336
2011	$10.76	0.41	0.13	0.54	(0.47)	$10.83	5.02%	0.33%	0.36%	3.77%	3.74%	100%	$12,313
2010	$10.68	0.42	0.14	0.56	(0.48)	$10.76	5.33%	0.34%	0.36%	3.89%	3.87%	171%	$17,971
A Class(3)
2014	$11.10	0.15	(0.29)	(0.14)	(0.26)	$10.70	(1.27)%	0.80%	0.80%	1.37%	1.37%	264%	$249,327
2013	$11.21	0.22	(0.01)	0.21	(0.32)	$11.10	1.90%	0.80%	0.80%	2.01%	2.01%	237%	$310,736
2012	$10.84	0.32	0.42	0.74	(0.37)	$11.21	6.89%	0.80%	0.81%	2.87%	2.86%	130%	$250,169
2011	$10.76	0.36	0.14	0.50	(0.42)	$10.84	4.64%	0.78%	0.81%	3.32%	3.29%	100%	$164,395
2010	$10.68	0.37	0.14	0.51	(0.43)	$10.76	4.86%	0.79%	0.81%	3.44%	3.42%	171%	$158,819

22

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions from Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses(before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss)(before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2014	$11.10	0.07	(0.28)	(0.21)	(0.18)	$10.71	(1.91)%	1.55%	1.55%	0.62%	0.62%	264%	$16,706
2013	$11.21	0.14	(0.01)	0.13	(0.24)	$11.10	1.14%	1.55%	1.55%	1.26%	1.26%	237%	$33,287
2012	$10.84	0.23	0.43	0.66	(0.29)	$11.21	6.09%	1.55%	1.56%	2.12%	2.11%	130%	$13,809
2011	$10.76	0.28	0.13	0.41	(0.33)	$10.84	3.87%	1.53%	1.56%	2.57%	2.54%	100%	$2,587
2010(4)	$10.78	0.02	(0.01)	0.01	(0.03)	$10.76	0.08%	1.54%(5)	1.56%(5)	2.72%(5)	2.70%(5)	171%(6)	$25
R Class
2014	$11.09	0.12	(0.28)	(0.16)	(0.23)	$10.70	(1.43)%	1.05%	1.05%	1.12%	1.12%	264%	$4,425
2013	$11.21	0.20	(0.03)	0.17	(0.29)	$11.09	1.56%	1.05%	1.05%	1.76%	1.76%	237%	$4,773
2012	$10.83	0.29	0.43	0.72	(0.34)	$11.21	6.72%	1.05%	1.06%	2.62%	2.61%	130%	$4,343
2011	$10.76	0.34	0.12	0.46	(0.39)	$10.83	4.29%	1.03%	1.06%	3.07%	3.04%	100%	$2,775
2010	$10.68	0.34	0.14	0.48	(0.40)	$10.76	4.58%	1.04%	1.06%	3.19%	3.17%	171%	$1,820

23

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(4)	March 1, 2010 (commencement of sale) through March 31, 2010.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.

See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Government Income Trust and Shareholders of the Ginnie Mae Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ginnie Mae Fund (one of the five funds comprising the American Century Government Income Trust, hereafter referred to as the “Fund”) at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 23, 2014

25

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None

27

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

28

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82099 1405

ANNUAL REPORT	MARCH 31, 2014

Government Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2014. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas
Monetary Policy-Driven, Mostly “Risk-On” Results in the U.S. and Europe
Stimulative monetary policies and expectations of economic improvement helped drive financial market returns during the reporting period. We believe the combination of optimism about the economy, low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (quantitative easing, or QE) helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500 Indices advanced 24.50% and 21.86%, respectively, and their smaller capitalization counterparts performed even better. In the U.S., growth stocks generally outperformed value stocks.
Some of the same growth and optimism factors that drove stocks higher, plus hints that QE tapering would begin in the U.S., hampered U.S. government bond returns, which dipped into negative territory for the reporting period. On the other hand, U.S. corporate bonds, especially high-yield corporates, posted mostly positive returns because of their higher yields, declining spreads (yield differences between corporate and similar-maturity U.S. Treasury securities), and relatively low default rates. At the other end of the U.S. bond spectrum, Treasury inflation-protected securities (TIPS) underperformed, hurt by the combination of rising yields and low inflation.
Looking ahead, we see further signs of economic improvement for the U.S. in 2014, but headwinds persist. Interest rates could normalize further, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.
Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	CPTNX	-1.58%	2.92%	4.03%	6.96%	5/16/80
Barclays U.S. Government/MBS Index	–	-0.59%	3.15%	4.26%	7.95%(1)	–
Institutional Class	ABTIX	-1.29%	–	–	3.05%	3/1/10
A Class(2)	ABTAX					10/9/97
No sales charge*		-1.82%	2.66%	3.77%	4.77%
With sales charge*		-6.27%	1.72%	3.29%	4.48%
C Class	ABTCX	-2.47%	–	–	1.83%	3/1/10
R Class	ABTRX	-1.98%	–	–	2.34%	3/1/10

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Performance information prior to September 3, 2002, is that of the American Century Treasury Fund, all of the net assets of which were acquired by Government Bond pursuant to a plan of reorganization approved by Treasury Fund shareholders on August 2, 2002.

(1)	Since 5/31/80, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2004

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.47%	0.27%	0.72%	1.47%	0.97%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Brian Howell, Dan Shiffman, and Jim Platz

Performance Summary
Government Bond declined -1.58%* for the 12 months ended March 31, 2014. By comparison, the portfolio’s benchmark, the Barclays U.S. Government/MBS Index, declined -0.59%. See pages 3 and 4 for additional performance comparisons. Portfolio returns reflect operating expenses, while index returns do not.

Government Bond’s absolute return reflected the challenging environment for intermediate- and long-term government-backed securities during the period. Relative to the benchmark, the main detractors were duration (price sensitivity to interest rate changes) and yield curve positioning, particularly at the beginning and the end of the reporting period.

Interest Rate Outlook Prompted Shorter Duration
The period began with a dramatic change in bond market sentiment. Fears of a change in Federal Reserve (Fed) policy led to a sharp increase in yields and a broad bond market sell-off, particularly from May to September of 2013. Since 2008, the Fed’s massive bond-buying program, known as quantitative easing (QE), had helped keep longer-term interest rates low, which supported broad fixed-income market gains. But beginning in the spring of 2013, improving economic data, combined with ambiguous comments from the Fed about a potential QE tapering time schedule, led to speculation the Fed would begin scaling back its $85 billion monthly purchases of Treasuries and agency MBS.

That speculation ebbed and flowed on a combination of mixed economic reports and the Fed’s wavering “taper talk,” including a “taper delay” in September 2013 that caused bonds to rally. The Fed finally pulled the taper trigger in December 2013, announcing it would cut QE by $10 billion per month beginning in January 2014. The Fed continued to taper through the first calendar quarter of 2014. As of March 31, 2014, it had scaled back QE to $55 billion per month.

Against this backdrop, Treasury yields increased overall for the 12-month period. For example, the benchmark 10-year Treasury note climbed 87 basis points (one basis point equals 0.01%) to yield 2.72% by the end of March 2014, according to Bloomberg. The increase was smaller among shorter-maturity Treasuries, as the two-year yield rose 18 basis points to 0.42%.

During May and June of the initial “taper tantrum,” the portfolio held some longer-maturity bond positions that detracted from relative performance as yields rose. These positions included Treasury inflation-protected securities (TIPS), which underperformed. We eliminated the TIPS position in June.

Anticipating further increases in rates, we shortened the portfolio’s duration during the second half of 2013. But bonds rallied on the “taper delay” and again in the first quarter of 2014, when weaker-than-expected U.S. economic activity, combined with political unrest in emerging markets, triggered a flight-to-quality rally among longer-maturity Treasuries. For example, the yield on the 10-year Treasury note decreased 31 basis points during the first calendar quarter of 2014, while the two-year Treasury note yield increased four basis points during the same period. Accordingly, longer-maturity/duration positioning outperformed shorter-maturity/duration positioning in the last three months of the 12-month reporting period.

* All fund returns referenced in this commentary are for Investor Class shares.

5

MBS Outperformed Treasuries, Agencies
We maintained an underweight position in Treasuries and agencies and an overweight position in the higher-yielding MBS sector throughout the 12-month period. This positioning contributed to performance. MBS, which advanced fractionally, generally outperformed Treasuries, other government agency securities, and the broad investment-grade bond market average. Overall, MBS received support from the Fed’s continued bond buying, albeit at a reduced pace late in the period. In the rising rate environment, mortgage prepayment risk (due to mortgage-holders refinancing to take advantage of historically low mortgage rates) gave way to extension risk, or the risk that mortgage securities will be prepaid at a slower pace, thus limiting investors’ ability to capitalize on higher interest rates because their investments remain locked in at lower rates for longer periods of time.

Within the mortgage allocation, we maintained a modest overweight to higher- and intermediate-coupon securities, including collateralized mortgage obligations (CMOs), and a neutral weighting to traditional government agency pass-through MBS. This positioning helped the portfolio’s performance, because these “structured mortgage products,” which generally experience less refinancing-associated price volatility while offering more-predictable cash flows, outperformed traditional MBS.

We continued to add exposure to hybrid agency adjustable-rate mortgages (ARMs). These securities combine the characteristics of fixed- and adjustable-rate mortgages, with rates fixed for a set period of time before adjusting periodically according to a specific index. The relatively short duration and low supply of hybrid ARMs benefited portfolio performance as mortgage rates increased during the period.

Outlook
We believe interest rates are likely headed higher as the economy improves, the Fed continues to taper, and interest rate levels normalize. We will maintain our disciplined, relative-value approach to portfolio management, emphasizing careful security selection and risk management. Recently, we have positioned the portfolio more defensively, with a shorter duration than the benchmark and a focus on intermediate-coupon securities. In terms of sector allocation, we continue to favor a modest overweight to MBS, focusing on structured mortgage products offering yield advantages and more predictable payment streams over traditional pass-through mortgage securities.

6

Fund Characteristics

MARCH 31, 2014
Portfolio at a Glance
Average Duration (effective)	4.6 years
Weighted Average Life	6.3 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	48.4%
U.S. Government Agency Mortgage-Backed Securities	47.0%
Collateralized Mortgage Obligations	10.2%
U.S. Government Agency Securities	4.0%
Temporary Cash Investments	8.4%
Other Assets and Liabilities	(18.0)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.
The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2013 to March 31, 2014.
Actual Expenses
The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.
Hypothetical Example for Comparison Purposes
The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period(1) 10/1/13 - 3/31/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,006.70	$2.35	0.47%
Institutional Class	$1,000	$1,007.70	$1.35	0.27%
A Class	$1,000	$1,005.50	$3.60	0.72%
C Class	$1,000	$1,002.60	$7.34	1.47%
R Class	$1,000	$1,005.10	$4.85	0.97%
Hypothetical
Investor Class	$1,000	$1,022.59	$2.37	0.47%
Institutional Class	$1,000	$1,023.59	$1.36	0.27%
A Class	$1,000	$1,021.34	$3.63	0.72%
C Class	$1,000	$1,017.60	$7.39	1.47%
R Class	$1,000	$1,020.10	$4.89	0.97%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2014

	Principal Amount	Value
U.S. TREASURY SECURITIES - 48.4%
U.S. Treasury Bonds, 10.625%, 8/15/15(1)	$6,250,000	$7,145,506
U.S. Treasury Bonds, 8.125%, 8/15/21	14,247,000	19,901,278
U.S. Treasury Bonds, 7.125%, 2/15/23	7,000,000	9,562,658
U.S. Treasury Bonds, 6.75%, 8/15/26	1,500,000	2,100,938
U.S. Treasury Bonds, 6.125%, 11/15/27	1,100,000	1,481,132
U.S. Treasury Bonds, 5.50%, 8/15/28	2,500,000	3,197,070
U.S. Treasury Bonds, 5.25%, 2/15/29	5,000,000	6,254,295
U.S. Treasury Bonds, 5.375%, 2/15/31	4,200,000	5,371,405
U.S. Treasury Bonds, 4.375%, 11/15/39	11,200,000	12,929,000
U.S. Treasury Bonds, 4.625%, 2/15/40	10,000,000	11,989,060
U.S. Treasury Bonds, 4.375%, 5/15/41	8,000,000	9,248,752
U.S. Treasury Bonds, 2.75%, 11/15/42	2,500,000	2,130,078
U.S. Treasury Bonds, 2.875%, 5/15/43	13,800,000	12,045,896
U.S. Treasury Notes, 1.25%, 4/15/14	21,000,000	21,009,429
U.S. Treasury Notes, 0.625%, 7/15/14	22,000,000	22,036,520
U.S. Treasury Notes, 2.375%, 8/31/14	10,000,000	10,095,310
U.S. Treasury Notes, 0.50%, 10/15/14	5,000,000	5,011,525
U.S. Treasury Notes, 2.25%, 1/31/15	30,000,000	30,531,450
U.S. Treasury Notes, 0.375%, 3/15/15	35,000,000	35,079,975
U.S. Treasury Notes, 0.25%, 5/31/15	15,000,000	15,016,995
U.S. Treasury Notes, 4.875%, 8/15/16	14,000,000	15,413,678
U.S. Treasury Notes, 0.875%, 11/30/16	13,000,000	13,047,229
U.S. Treasury Notes, 0.75%, 6/30/17	17,000,000	16,846,609
U.S. Treasury Notes, 0.50%, 7/31/17	5,000,000	4,905,470
U.S. Treasury Notes, 2.375%, 7/31/17	24,000,000	25,023,744
U.S. Treasury Notes, 4.75%, 8/15/17	11,950,000	13,404,542
U.S. Treasury Notes, 0.75%, 10/31/17	33,800,000	33,266,602
U.S. Treasury Notes, 1.875%, 10/31/17(1)	35,000,000	35,846,300
U.S. Treasury Notes, 0.875%, 1/31/18	21,500,000	21,156,494
U.S. Treasury Notes, 2.625%, 4/30/18	2,000,000	2,098,438
U.S. Treasury Notes, 1.00%, 5/31/18	20,440,000	20,073,511
U.S. Treasury Notes, 1.375%, 7/31/18	16,000,000	15,910,000
U.S. Treasury Notes, 1.375%, 9/30/18	8,000,000	7,931,560
U.S. Treasury Notes, 1.25%, 10/31/18	25,000,000	24,609,375
U.S. Treasury Notes, 1.25%, 11/30/18	2,700,000	2,653,806
U.S. Treasury Notes, 1.375%, 11/30/18	12,000,000	11,870,628
U.S. Treasury Notes, 1.50%, 1/31/19	21,000,000	20,823,642
U.S. Treasury Notes, 1.625%, 3/31/19	8,000,000	7,962,184
U.S. Treasury Notes, 3.625%, 2/15/21	6,000,000	6,528,750

10

	Principal Amount	Value
U.S. Treasury Notes, 2.125%, 8/15/21	$11,000,000	$10,813,088
U.S. Treasury Notes, 2.00%, 2/15/22	8,200,000	7,929,974
U.S. Treasury Notes, 1.75%, 5/15/23	12,000,000	11,119,224
U.S. Treasury Notes, 2.75%, 11/15/23	18,000,000	18,084,384
U.S. Treasury Notes, 2.75%, 2/15/24	16,000,000	16,038,752
TOTAL U.S. TREASURY SECURITIES (Cost $596,312,655)		605,496,256
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(2) - 47.0%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 7.8%
FHLMC, VRN, 2.07%, 4/15/14	4,361,125	4,387,988
FHLMC, VRN, 2.26%, 4/15/14	2,617,295	2,793,092
FHLMC, VRN, 2.36%, 4/15/14	3,649,199	3,618,880
FHLMC, VRN, 2.37%, 4/15/14	4,803,288	4,753,431
FHLMC, VRN, 2.375%, 4/15/14	2,181,514	2,327,846
FHLMC, VRN, 2.57%, 4/15/14	1,776,997	1,862,093
FHLMC, VRN, 2.58%, 4/15/14	1,329,723	1,422,279
FHLMC, VRN, 2.66%, 4/15/14	4,760,741	4,928,798
FHLMC, VRN, 2.88%, 4/15/14	10,065,415	10,286,407
FHLMC, VRN, 3.48%, 4/15/14	937,251	1,004,873
FHLMC, VRN, 3.56%, 4/15/14	2,531,430	2,701,697
FHLMC, VRN, 3.76%, 4/15/14	3,809,291	4,016,793
FHLMC, VRN, 4.04%, 4/15/14	658,060	697,471
FHLMC, VRN, 4.625%, 4/15/14	1,491,537	1,604,661
FHLMC, VRN, 5.22%, 4/15/14	1,549,686	1,628,918
FHLMC, VRN, 5.59%, 4/15/14	3,073,202	3,310,447
FNMA, VRN, 1.90%, 4/25/14	2,436,141	2,599,348
FNMA, VRN, 1.94%, 4/25/14	2,671,981	2,851,106
FNMA, VRN, 1.94%, 4/25/14	3,408,323	3,637,723
FNMA, VRN, 1.94%, 4/25/14	2,569,188	2,750,127
FNMA, VRN, 2.31%, 4/25/14	1,166,166	1,238,513
FNMA, VRN, 2.55%, 4/25/14	918,065	980,065
FNMA, VRN, 2.74%, 4/25/14	2,165,547	2,245,226
FNMA, VRN, 3.02%, 4/25/14	3,567,527	3,664,524
FNMA, VRN, 3.32%, 4/25/14	4,025,984	4,159,931
FNMA, VRN, 3.35%, 4/25/14	1,639,901	1,761,374
FNMA, VRN, 3.60%, 4/25/14	2,062,129	2,213,195
FNMA, VRN, 3.92%, 4/25/14	2,127,362	2,284,002
FNMA, VRN, 5.24%, 4/25/14	1,291,467	1,397,004
FNMA, VRN, 6.04%, 4/25/14	3,437,518	3,747,869
GNMA, VRN, 1.625%, 4/20/14	722,394	753,735
GNMA, VRN, 1.625%, 4/20/14	711,263	742,127
GNMA, VRN, 1.625%, 4/20/14	1,394,280	1,454,817
GNMA, VRN, 1.625%, 4/20/14	807,368	842,411
GNMA, VRN, 1.625%, 4/20/14	978,009	1,017,650

11

	Principal Amount	Value
GNMA, VRN, 1.625%, 4/20/14	$1,788,603	$1,860,315
GNMA, VRN, 1.625%, 4/20/14	1,956,575	2,035,887
GNMA, VRN, 2.125%, 4/20/14	1,248,667	1,305,975
		96,888,598
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 39.2%
FHLMC, 4.50%, 1/1/19	665,291	704,180
FHLMC, 5.00%, 5/1/23	3,910,435	4,223,608
FHLMC, 5.50%, 10/1/34	601,473	667,156
FHLMC, 5.50%, 4/1/38	7,588,330	8,342,043
FHLMC, 4.00%, 12/1/40	2,645,129	2,751,425
FHLMC, 4.00%, 4/1/41	11,303,036	11,784,754
FHLMC, 6.50%, 7/1/47	52,781	57,327
FNMA, 3.00%, 4/10/14(3)	20,000,000	19,314,062
FNMA, 3.50%, 4/10/14(3)	27,500,000	27,670,800
FNMA, 4.00%, 4/10/14(3)	44,500,000	46,245,232
FNMA, 4.50%, 4/10/14(3)	45,000,000	48,018,164
FNMA, 5.00%, 4/10/14(3)	27,000,000	29,442,663
FNMA, 5.50%, 4/10/14(3)	15,000,000	16,551,566
FNMA, 4.50%, 6/1/18	391,047	415,031
FNMA, 4.50%, 5/1/19	2,158,259	2,291,577
FNMA, 5.00%, 9/1/20	219,788	235,258
FNMA, 4.50%, 11/1/20	194,445	206,460
FNMA, 6.50%, 3/1/32	179,927	202,468
FNMA, 7.00%, 6/1/32	185,380	208,769
FNMA, 6.50%, 8/1/32	192,080	216,209
FNMA, 5.50%, 7/1/33	1,519,314	1,690,626
FNMA, 5.00%, 11/1/33	8,424,084	9,251,022
FNMA, 6.00%, 12/1/33	5,290,472	5,959,958
FNMA, 5.50%, 8/1/34	6,406,494	7,127,997
FNMA, 5.50%, 9/1/34	412,941	455,654
FNMA, 5.50%, 10/1/34	3,330,131	3,695,710
FNMA, 5.00%, 8/1/35	1,144,702	1,252,626
FNMA, 5.50%, 1/1/36	6,957,338	7,730,066
FNMA, 5.00%, 2/1/36	683,844	746,881
FNMA, 5.50%, 4/1/36	1,819,344	2,017,746
FNMA, 5.00%, 5/1/36	3,211,128	3,509,497
FNMA, 5.50%, 12/1/36	1,169,125	1,291,355
FNMA, 5.50%, 2/1/37	4,280,331	4,724,445
FNMA, 6.50%, 8/1/37	522,755	569,431
FNMA, 6.00%, 9/1/37	1,750,853	1,953,492
FNMA, 6.00%, 11/1/37	9,604,926	10,720,614
FNMA, 6.00%, 9/1/38	180,837	196,130
FNMA, 6.00%, 11/1/38	187,000	202,680
FNMA, 4.50%, 2/1/39	2,539,308	2,714,512

12

	Principal Amount	Value
FNMA, 4.50%, 4/1/39	$1,600,641	$1,719,578
FNMA, 4.50%, 5/1/39	4,014,173	4,338,188
FNMA, 6.50%, 5/1/39	5,235,633	5,887,057
FNMA, 4.50%, 10/1/39	6,214,834	6,684,204
FNMA, 4.50%, 3/1/40	9,892,912	10,614,584
FNMA, 4.00%, 10/1/40	5,850,075	6,090,424
FNMA, 4.50%, 11/1/40	5,530,068	5,935,029
FNMA, 4.50%, 6/1/41	7,899,068	8,480,572
FNMA, 4.00%, 8/1/41	5,424,496	5,646,031
FNMA, 4.50%, 9/1/41	3,565,591	3,808,752
FNMA, 3.50%, 10/1/41	6,523,467	6,579,575
FNMA, 3.50%, 5/1/42	4,218,248	4,248,096
FNMA, 3.50%, 6/1/42	3,658,064	3,685,828
FNMA, 3.50%, 9/1/42	4,420,009	4,451,499
FNMA, 6.50%, 8/1/47	94,737	103,593
FNMA, 6.50%, 8/1/47	100,967	110,516
FNMA, 6.50%, 9/1/47	298,876	326,571
FNMA, 6.50%, 9/1/47	11,385	12,444
FNMA, 6.50%, 9/1/47	38,488	42,060
FNMA, 6.50%, 9/1/47	118,429	129,384
FNMA, 6.50%, 9/1/47	37,326	40,748
FNMA, 6.00%, 4/1/48	960,309	1,039,341
GNMA, 3.50%, 4/22/14(3)	5,000,000	5,101,563
GNMA, 4.00%, 4/22/14(3)	22,000,000	23,109,453
GNMA, 5.50%, 12/20/38	4,434,381	4,901,666
GNMA, 6.00%, 1/20/39	1,168,089	1,311,446
GNMA, 5.00%, 3/20/39	5,909,231	6,452,297
GNMA, 5.50%, 3/20/39	2,015,909	2,228,234
GNMA, 5.50%, 4/20/39	3,631,913	4,069,352
GNMA, 4.50%, 1/15/40	3,862,016	4,183,466
GNMA, 4.00%, 11/20/40	13,765,432	14,491,280
GNMA, 4.00%, 12/15/40	3,060,197	3,223,431
GNMA, 4.50%, 7/20/41	13,359,921	14,408,596
GNMA, 3.50%, 6/20/42	16,481,286	16,847,881
GNMA, 3.50%, 7/20/42	12,552,674	12,831,905
GNMA, 4.50%, 8/20/42	11,567,837	12,507,354
		491,001,192
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $581,113,568)		587,889,790
COLLATERALIZED MORTGAGE OBLIGATIONS(2) - 10.2%
FHLMC, Series 2684, Class FP, VRN, 0.66%, 4/15/14	2,833,488	2,847,156
FHLMC, Series 2685, Class ND SEQ, 4.00%, 10/15/18	2,519,279	2,640,856
FHLMC, Series 2706, Class BL SEQ, 3.50%, 11/15/18	2,610,437	2,720,934
FHLMC, Series 2779, Class FM SEQ, VRN, 0.51%, 4/15/14	49,122	49,148

13

	Principal Amount	Value
FHLMC, Series 2784, Class HJ SEQ, 4.00%, 4/15/19	$4,628,101	$4,874,365
FHLMC, Series 2812, Class MF, VRN, 0.61%, 4/15/14	5,236,127	5,272,622
FHLMC, Series 2824, Class LB SEQ, 4.50%, 7/15/24	2,350,626	2,548,550
FHLMC, Series 3076, Class BM SEQ, 4.50%, 11/15/25	5,680,894	6,135,298
FHLMC, Series 3153, Class FJ, VRN, 0.54%, 4/15/14	5,437,758	5,444,310
FHLMC, Series 3397, Class GF, VRN, 0.66%, 4/15/14	2,504,697	2,521,272
FHLMC, Series 3417, Class FA, VRN, 0.66%, 4/15/14	4,832,026	4,856,877
FHLMC, Series 3778, Class L SEQ, 3.50%, 12/15/25	11,104,439	11,405,758
FHLMC, Series 3810, Class QB SEQ, 3.50%, 2/15/26	5,000,000	5,084,285
FHLMC, Series K037, Class A1 SEQ, 2.59%, 4/25/23	6,700,000	6,801,693
FNMA, Series 2003-123, Class AY SEQ, 4.00%, 12/25/18	3,031,936	3,178,689
FNMA, Series 2003-125, Class AY SEQ, 4.00%, 12/25/18	4,569,186	4,792,182
FNMA, Series 2003-42, Class FK, VRN, 0.55%, 4/25/14	77,519	77,558
FNMA, Series 2003-43, Class LF, VRN, 0.50%, 4/25/14	96,210	96,247
FNMA, Series 2004-17, Class CJ SEQ, 4.00%, 4/25/19	4,581,434	4,804,451
FNMA, Series 2004-32, Class AY SEQ, 4.00%, 5/25/19	3,086,036	3,245,647
FNMA, Series 2005-103, Class FP, VRN, 0.45%, 4/25/14	5,522,504	5,526,933
FNMA, Series 2005-121, Class V SEQ, 4.50%, 6/25/29	4,897,367	4,999,840
FNMA, Series 2007-36, Class FB, VRN, 0.55%, 4/25/14	604,699	607,401
FNMA, Series 2010-83, Class CM SEQ, 4.50%, 3/25/25	6,030,902	6,271,098
FNMA, Series 2011-3, Class EL, 3.00%, 5/25/20	1,811,493	1,869,371
FNMA, Series 2014-M3, Class ASQ2, 0.56%, 3/25/16	7,025,000	7,026,286
GNMA, Series 2004-30, Class PD, 5.00%, 2/20/33	4,289,166	4,440,305
GNMA, Series 2007-5, Class FA, VRN, 0.30%, 4/20/14	1,957,754	1,950,459
GNMA, Series 2008-18, Class FH, VRN, 0.76%, 4/20/14	3,539,777	3,578,569
GNMA, Series 2010-14, Class QF, VRN, 0.61%, 4/16/14	8,256,681	8,297,502
GNMA, Series 2010-163, Class KC SEQ, 4.50%, 6/20/39	3,368,680	3,607,938
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $126,421,249)		127,573,600
U.S. GOVERNMENT AGENCY SECURITIES - 4.0%
FHLMC, 0.625%, 12/29/14	8,000,000	8,031,744
FHLMC, 2.375%, 1/13/22	8,000,000	7,852,416
FNMA, 0.75%, 12/19/14	10,000,000	10,046,600
FNMA, 6.625%, 11/15/30	18,000,000	24,802,362
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $50,626,669)		50,733,122

14

	Principal Amount/ Shares	Value
TEMPORARY CASH INVESTMENTS - 8.4%
Federal Home Loan Bank Discount Notes, 0.08%, 5/5/14(4)	$15,000,000	$14,999,715
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 1.375%, 10/31/17 - 6/30/18, valued at $9,023,848), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $8,841,430)		8,841,423
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 8/15/15, valued at $7,936,800), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $7,780,459)		7,780,453
SSgA U.S. Government Money Market Fund	29,976,215	29,976,215
U.S. Treasury Bills, 0.04%, 4/17/14(4)	$12,000,000	11,999,880
U.S. Treasury Bills, 0.05%, 4/24/14(4)	6,000,000	5,999,898
U.S. Treasury Bills, 0.05%, 5/8/14(4)	12,000,000	11,999,688
U.S. Treasury Bills, 0.08%, 5/15/14(4)	13,000,000	12,999,727
TOTAL TEMPORARY CASH INVESTMENTS (Cost $104,594,611)		104,596,999
TOTAL INVESTMENT SECURITIES - 118.0% (Cost $1,459,068,752)		1,476,289,767
OTHER ASSETS AND LIABILITIES(5) - (18.0)%		(224,974,415)
TOTAL NET ASSETS - 100.0%		$1,251,315,352

FUTURES CONTRACTS
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
193	U.S. Treasury 10-Year Notes	June 2014	$23,835,500	$171,079
241	U.S. Treasury Long Bonds	June 2014	32,105,719	(214,250)
62	U.S. Treasury Ultra Long Bonds	June 2014	8,957,062	(88,602)
			$64,898,281	$(131,773)

Notes to Schedule of Investments
FHLMC	‑	Federal Home Loan Mortgage Corporation
FNMA	‑	Federal National Mortgage Association
GNMA	‑	Government National Mortgage Association
SEQ	‑	Sequential Payer
VRN	‑	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or forward commitments. At the period end, the aggregate value of securities pledged was $2,028,367.

(2)	Final maturity date indicated, unless otherwise noted.
(3)	Forward commitment. Settlement date is indicated.
(4)	The rate indicated is the yield to maturity at purchase.
(5)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

MARCH 31, 2014
Assets
Investment securities, at value (cost of $1,459,068,752)	$1,476,289,767
Receivable for investments sold	546,345
Receivable for capital shares sold	1,733,259
Receivable for variation margin on futures contracts	110,625
Interest receivable	5,164,165
1,483,844,161

Liabilities
Payable for investments purchased	228,970,385
Payable for capital shares redeemed	2,842,426
Accrued management fees	458,048
Distribution and service fees payable	36,118
Dividends payable	221,832
232,528,809

Net Assets	$1,251,315,352

Net Assets Consist of:
Capital paid in	$1,250,571,410
Distributions in excess of net investment income	(42,425)
Accumulated net realized loss	(16,302,875)
Net unrealized appreciation	17,089,242
$1,251,315,352

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$848,786,483	77,205,192	$10.99
Institutional Class	$242,958,009	22,104,008	$10.99
A Class	$153,829,858	13,992,328	$10.99*
C Class	$2,361,070	214,871	$10.99
R Class	$3,379,932	307,616	$10.99
* Maximum offering price $11.51 (net asset value divided by 0.955).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED MARCH 31, 2014
Investment Income (Loss)
Income:
Interest	$25,515,230

Expenses:
Management fees	5,959,348
Distribution and service fees:
A Class	431,415
C Class	31,383
R Class	16,463
Trustees' fees and expenses	82,287
Other expenses	542
6,521,438

Net investment income (loss)	18,993,792

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(6,745,451)
Futures contract transactions	(112,847)
(6,858,298)

Change in net unrealized appreciation (depreciation) on:
Investments	(39,368,630)
Futures contracts	(253,880)
(39,622,510)

Net realized and unrealized gain (loss)	(46,480,808)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(27,487,016)

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2014 AND MARCH 31, 2013
Increase (Decrease) in Net Assets	March 31, 2014	March 31, 2013
Operations
Net investment income (loss)	$18,993,792	$26,811,196
Net realized gain (loss)	(6,858,298)	16,707,660
Change in net unrealized appreciation (depreciation)	(39,622,510)	(7,383,533)
Net increase (decrease) in net assets resulting from operations	(27,487,016)	36,135,323

Distributions to Shareholders
From net investment income:
Investor Class	(17,064,847)	(23,294,816)
Institutional Class	(6,193,096)	(6,887,306)
A Class	(2,746,202)	(4,028,675)
C Class	(26,509)	(37,516)
R Class	(43,917)	(23,776)
From net realized gains:
Investor Class	(1,312,646)	(7,347,367)
Institutional Class	(371,843)	(2,603,538)
A Class	(238,967)	(1,449,830)
C Class	(3,927)	(28,257)
R Class	(5,035)	(11,856)
Decrease in net assets from distributions	(28,006,989)	(45,712,937)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(378,550,486)	270,034,135

Net increase (decrease) in net assets	(434,044,491)	260,456,521

Net Assets
Beginning of period	1,685,359,843	1,424,903,322
End of period	$1,251,315,352	$1,685,359,843

Undistributed (distributions in excess of) net investment income	$(42,425)	$17,311

See Notes to Financial Statements.

18

Notes to Financial Statements

MARCH 31, 2014

1. Organization
American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Government Bond Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek high current income.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations - The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a

19

specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions - Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income - Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Forward Commitments - The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets - In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status - It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class - All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications - Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum

20

exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties
Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees - The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended March 31, 2014 was 0.47% for the Investor Class, A Class, C Class and R Class and 0.27% for the Institutional Class.

Distribution and Service Fees - The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2014 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses - The Board of Trustees is responsible for overseeing the investment advisor's management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the trustees during the year ended March 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions
Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2014 were $3,075,915,129 and $3,423,855,597, respectively, all of which are U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions
Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2014		Year ended March 31, 2013
	Shares	Amount	Shares	Amount
Investor Class
Sold	19,209,606	$212,917,801	28,134,601	$324,308,157
Issued in reinvestment of distributions	1,508,248	16,692,452	2,430,798	28,031,432
Redeemed	(37,867,270)	(419,654,365)	(35,953,980)	(413,972,394)
	(17,149,416)	(190,044,112)	(5,388,581)	(61,632,805)
Institutional Class
Sold	12,236,460	136,568,704	43,331,857	499,262,100
Issued in reinvestment of distributions	576,336	6,383,483	808,019	9,303,678
Redeemed	(25,598,130)	(284,148,415)	(14,344,576)	(164,294,480)
	(12,785,334)	(141,196,228)	29,795,300	344,271,298
A Class
Sold	4,210,689	46,614,862	8,700,074	100,214,412
Issued in reinvestment of distributions	127,833	1,415,461	242,671	2,798,325
Redeemed	(8,471,077)	(94,003,444)	(10,404,539)	(119,799,644)
	(4,132,555)	(45,973,121)	(1,461,794)	(16,786,907)
C Class
Sold	114,443	1,264,199	250,666	2,890,828
Issued in reinvestment of distributions	2,313	25,602	4,161	47,890
Redeemed	(267,874)	(2,965,296)	(115,104)	(1,317,117)
	(151,118)	(1,675,495)	139,723	1,621,601
R Class
Sold	112,786	1,240,145	261,698	3,008,887
Issued in reinvestment of distributions	3,895	43,055	2,834	32,557
Redeemed	(85,677)	(944,730)	(41,990)	(480,496)
	31,004	338,470	222,542	2,560,948
Net increase (decrease)	(34,187,419)	$(378,550,486)	23,307,190	$270,034,135

6. Fair Value Measurements
The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$605,496,256	—
U.S. Government Agency Mortgage-Backed Securities	—	587,889,790	—
Collateralized Mortgage Obligations	—	127,573,600	—
U.S. Government Agency Securities	—	50,733,122	—
Temporary Cash Investments	$29,976,215	74,620,784	—
	$29,976,215	$1,446,313,552	—
Other Financial Instruments
Futures Contracts	$171,079	—	—

Liabilities
Other Financial Instruments
Futures Contracts	$(302,852)	—	—

7. Derivative Instruments
Interest Rate Risk - The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund purchased and sold interest rate risk derivative instruments throughout the reporting period, and the instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund's typical volume.

The value of interest rate risk derivative instruments as of March 31, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $110,625 in receivable for variation margin on futures contracts.* For the year ended March 31, 2014, the effect of interest rate risk derivative instruments on the Statement of Operations was $(112,847) in net realized gain (loss) on futures contract transactions and $(253,880) in change in net unrealized appreciation (depreciation) on futures contracts.

*	Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

8. Risk Factors
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

23

9. Federal Tax Information
The tax character of distributions paid during the years ended March 31, 2014 and March 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$26,085,527	$42,083,110
Long-term capital gains	$1,921,462	$3,629,827

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,460,012,597
Gross tax appreciation of investments	$25,512,567
Gross tax depreciation of investments	(9,235,397)
Net tax appreciation (depreciation) of investments	$16,277,170
Other book-to-tax adjustments	$(715,904)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(13,199,644)
Accumulated long-term capital losses	$(1,617,680)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$11.39	0.15	(0.33)	(0.18)	(0.20)	(0.02)	(0.22)	$10.99	(1.58)%	0.47%	1.34%	209%	$848,786
2013	$11.43	0.18	0.09	0.27	(0.24)	(0.07)	(0.31)	$11.39	2.36%	0.47%	1.59%	184%	$1,074,464
2012	$11.07	0.29	0.50	0.79	(0.31)	(0.12)	(0.43)	$11.43	7.20%	0.48%	2.53%	127%	$1,139,706
2011	$11.02	0.32	0.13	0.45	(0.34)	(0.06)	(0.40)	$11.07	4.04%	0.48%	2.83%	93%	$995,817
2010	$11.26	0.37	(0.07)	0.30	(0.38)	(0.16)	(0.54)	$11.02	2.77%	0.48%	3.28%	124%	$988,435
Institutional Class
2014	$11.38	0.17	(0.31)	(0.14)	(0.23)	(0.02)	(0.25)	$10.99	(1.29)%	0.27%	1.54%	209%	$242,958
2013	$11.42	0.20	0.09	0.29	(0.26)	(0.07)	(0.33)	$11.38	2.56%	0.27%	1.79%	184%	$397,188
2012	$11.07	0.31	0.49	0.80	(0.33)	(0.12)	(0.45)	$11.42	7.32%	0.28%	2.73%	127%	$58,198
2011	$11.01	0.34	0.14	0.48	(0.36)	(0.06)	(0.42)	$11.07	4.34%	0.28%	3.03%	93%	$27,492
2010(3)	$11.07	0.03	(0.06)	(0.03)	(0.03)	—	(0.03)	$11.01	(0.26)%	0.28%(4)	3.33%(4)	124%(5)	$25
A Class(6)
2014	$11.39	0.12	(0.32)	(0.20)	(0.18)	(0.02)	(0.20)	$10.99	(1.82)%	0.72%	1.09%	209%	$153,830
2013	$11.43	0.16	0.08	0.24	(0.21)	(0.07)	(0.28)	$11.39	2.10%	0.72%	1.34%	184%	$206,394
2012	$11.07	0.26	0.50	0.76	(0.28)	(0.12)	(0.40)	$11.43	6.93%	0.73%	2.28%	127%	$223,798
2011	$11.02	0.29	0.13	0.42	(0.31)	(0.06)	(0.37)	$11.07	3.78%	0.73%	2.58%	93%	$201,020
2010	$11.26	0.34	(0.07)	0.27	(0.35)	(0.16)	(0.51)	$11.02	2.52%	0.73%	3.03%	124%	$191,437

25

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2014	$11.38	0.04	(0.32)	(0.28)	(0.09)	(0.02)	(0.11)	$10.99	(2.47)%	1.47%	0.34%	209%	$2,361
2013	$11.42	0.07	0.08	0.15	(0.12)	(0.07)	(0.19)	$11.38	1.35%	1.47%	0.59%	184%	$4,166
2012	$11.07	0.17	0.49	0.66	(0.19)	(0.12)	(0.31)	$11.42	6.04%	1.48%	1.53%	127%	$2,584
2011	$11.01	0.20	0.14	0.34	(0.22)	(0.06)	(0.28)	$11.07	3.10%	1.48%	1.83%	93%	$1,134
2010(3)	$11.07	0.02	(0.06)	(0.04)	(0.02)	—	(0.02)	$11.01	(0.36)%	1.48%(4)	2.13%(4)	124%(5)	$44
R Class
2014	$11.38	0.09	(0.31)	(0.22)	(0.15)	(0.02)	(0.17)	$10.99	(1.98)%	0.97%	0.84%	209%	$3,380
2013	$11.42	0.12	0.09	0.21	(0.18)	(0.07)	(0.25)	$11.38	1.85%	0.97%	1.09%	184%	$3,148
2012	$11.07	0.23	0.49	0.72	(0.25)	(0.12)	(0.37)	$11.42	6.58%	0.98%	2.03%	127%	$617
2011	$11.01	0.26	0.14	0.40	(0.28)	(0.06)	(0.34)	$11.07	3.62%	0.98%	2.33%	93%	$146
2010(3)	$11.07	0.02	(0.05)	(0.03)	(0.03)	—	(0.03)	$11.01	(0.32)%	0.98%(4)	2.63%(4)	124%(5)	$25

Notes to Financial Highlights
(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	March 1, 2010 (commencement of sale) through March 31, 2010.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.
(6)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

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See Notes to Financial Statements.

27

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Government Income Trust and Shareholders of the Government Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Government Bond Fund (one of the five funds comprising the American Century Government Income Trust, hereafter referred to as the “Fund”) at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 23, 2014

28

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None

30

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

31

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $1,921,462, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2014.

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82100 1405

ANNUAL REPORT	MARCH 31, 2014

Inflation-Adjusted Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2014. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas
Monetary Policy-Driven, Mostly “Risk-On” Results in the U.S. and Europe
Stimulative monetary policies and expectations of economic improvement helped drive financial market returns during the reporting period. We believe the combination of optimism about the economy, low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (quantitative easing, or QE) helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500 Indices advanced 24.50% and 21.86%, respectively, and their smaller capitalization counterparts performed even better. In the U.S., growth stocks generally outperformed value stocks.
Some of the same growth and optimism factors that drove stocks higher, plus hints that QE tapering would begin in the U.S., hampered U.S. government bond returns, which dipped into negative territory for the reporting period. On the other hand, U.S. corporate bonds, especially high-yield corporates, posted mostly positive returns because of their higher yields, declining spreads (yield differences between corporate and similar-maturity U.S. Treasury securities), and relatively low default rates. At the other end of the U.S. bond spectrum, Treasury inflation-protected securities (TIPS) underperformed, hurt by the combination of rising yields and low inflation.
Looking ahead, we see further signs of economic improvement for the U.S. in 2014, but headwinds persist. Interest rates could normalize further, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.
Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACITX	-7.20%	4.41%	4.18%	5.50%	2/10/97
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	–	-6.49%	4.90%	4.52%	6.09%(1)	–
Institutional Class	AIANX	-6.94%	4.63%	4.39%	5.01%	10/1/02
A Class(2)	AIAVX					6/15/98
No sales charge*		-7.38%	4.16%	3.93%	5.55%
With sales charge*		-11.57%	3.21%	3.45%	5.24%
C Class	AINOX	-8.14%	–	–	2.98%	3/1/10
R Class	AIARX	-7.60%	–	–	3.52%	3/1/10

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 2/28/97, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2004

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.47%	0.27%	0.72%	1.47%	0.97%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, Jim Platz, and Miguel Castillo

Performance Summary
Inflation-Adjusted Bond declined -7.20%* for the 12 months ended March 31, 2014. By comparison, the portfolio’s benchmark, the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, declined -6.49%. See pages 3 and 4 for additional performance comparisons. Portfolio returns reflect operating expenses, while index returns do not.

The portfolio’s absolute return reflected the challenging environment for TIPS, including subdued current inflation, declining long-term inflation expectations, and rising Treasury yields. The underperformance compared with the benchmark was primarily due to the portfolio’s inflation exposure during the second quarter of 2013 and duration (price sensitivity to interest rate changes) positioning in the first quarter of 2014.

Inflation Muted in Slow-Growth Economy
In March 2014, the U.S. Department of Commerce reported the nation’s economy grew 1.9% in 2013, compared with 2.8% in 2012. Against this slow-growth backdrop, the headline inflation rate remained low throughout the 12-month period ended March 31, 2014, providing little support to TIPS. Inflation, as measured by the year-to-year change in the Consumer Price Index (CPI), ended the period at 1.5%, unchanged from a year earlier and below the Federal Reserve’s (the Fed’s) target rate of 2.0% to 2.5%.

Global commodity prices, which influence the inflation rate, increased slightly during the 12-month period. But oil prices were mixed, with Brent crude falling 1.9% and West Texas Intermediate (WTI) crude futures increasing 5.2%.

Subpar growth and muted current inflation also led to declining longer-term inflation expectations. Specifically, the 10-year breakeven rate (the yield difference between 10-year TIPS and nominal 10-year Treasuries) narrowed from 252 basis points (one basis point equals 0.01%) at the end of March 2013 to 214 basis points a year later. Theoretically, this rate indicates the market’s expectations for inflation for the next 10 years and also reflects the inflation rate required for TIPS to outperform nominal Treasuries during that period (2.14% or higher).

The low-inflation environment allowed the Fed to maintain its accommodative—and potentially long-term inflationary—monetary policies. Specifically, the Fed continued (but at a reduced pace late in the period) its monthly bond-buying program, known as quantitative easing (QE), and kept short-term interest rates at the ultra-low range of 0.00%-0.25%.

Interest Rate Outlook Prompted TIPS Sell-Off, Shorter Duration
Fears of a change in Fed policy led to a sharp increase in yields and a broad bond market sell-off, particularly from May to September of 2013. Since 2008, QE had helped keep longer-term interest rates low, which supported broad fixed-income market gains. But beginning in the spring of 2013, modestly improving economic data, combined with ambiguous comments from the Fed about a potential QE tapering time schedule, led to speculation the Fed would begin scaling back its $85 billion monthly purchases of Treasuries and agency mortgage-backed securities (MBS).

* All fund returns referenced in this commentary are for Investor Class shares.

That speculation ebbed and flowed on a combination of mixed economic reports and the Fed’s wavering “taper talk,” including a “taper delay” in September 2013 that caused bonds to rally. The Fed finally pulled the taper trigger in December 2013, announcing it would cut QE by $10 billion per month beginning in January 2014. The Fed continued to taper through the first calendar quarter of 2014. As of March 31, 2014, it had scaled back QE to $55 billion per month. Against this backdrop, Treasury yields increased overall for the 12-month period.

During May and June of the initial “taper tantrum,” TIPS sharply underperformed, primarily due to their inherent longer-duration characteristics. Anticipating further increases in rates, we shortened the portfolio’s duration during the second half of 2013. But bonds rallied on the “taper delay” and again in the first quarter of 2014, when weaker-than-expected U.S. economic activity, combined with political unrest in emerging markets, triggered a flight-to-quality rally among longer-maturity Treasuries. Accordingly, longer-maturity/duration positioning outperformed shorter-maturity/duration positioning following the taper delay and in the last three months of the 12-month reporting period.

Inflation Outlook in 2013 Prompted More Inflation Exposure
We typically invest the majority of the portfolio in TIPS and the remainder in investment-grade corporate securities and MBS. In the first half of 2013, we had an increased relative exposure to inflation-sensitive investments, including TIPS and an inflation “overlay” (described below), in anticipation of higher inflation. This increased inflation exposure underperformed during May and June, until we scaled it back.

In an effort to diversify inflation protection, we used inflation “swaps” to create an inflation “overlay” for the non-inflation-linked securities in the portfolio. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight with regard to this risk.

Outlook
We believe inflation may be bottoming, as evidenced by recent strength in the rent component of CPI and modest gains in wages and commodities prices. We also believe the large amount of monetary stimulus, combined with an improving economy, eventually may result in higher inflation than what is currently priced into the Treasury market. This underscores the importance of securing potential inflation hedges with professionally managed inflation-indexed portfolios.

Fund Characteristics

MARCH 31, 2014
Portfolio at a Glance
Average Duration (effective)	5.3 years
Weighted Average Life	8.4 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	92.7%
Commercial Mortgage-Backed Securities	2.7%
Collateralized Mortgage Obligations	1.7%
Corporate Bonds	1.6%
Asset-Backed Securities	1.0%
Municipal Securities	0.1%
Temporary Cash Investments	0.3%
Other Assets and Liabilities	(0.1)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.
The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2013 to March 31, 2014.
Actual Expenses
The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.
Hypothetical Example for Comparison Purposes
The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period(1) 10/1/13 - 3/31/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$996.10	$2.34	0.47%
Institutional Class	$1,000	$997.20	$1.34	0.27%
A Class	$1,000	$995.50	$3.58	0.72%
C Class	$1,000	$991.30	$7.30	1.47%
R Class	$1,000	$994.10	$4.82	0.97%
Hypothetical
Investor Class	$1,000	$1,022.59	$2.37	0.47%
Institutional Class	$1,000	$1,023.59	$1.36	0.27%
A Class	$1,000	$1,021.34	$3.63	0.72%
C Class	$1,000	$1,017.60	$7.39	1.47%
R Class	$1,000	$1,020.10	$4.89	0.97%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

MARCH 31, 2014

	Principal Amount	Value
U.S. TREASURY SECURITIES - 92.7%
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25(1)	$133,694,989	$157,603,397
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26	110,547,990	126,033,331
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	81,398,088	96,717,452
U.S. Treasury Inflation Indexed Bonds, 1.75%, 1/15/28	60,898,299	67,530,489
U.S. Treasury Inflation Indexed Bonds, 3.625%, 4/15/28	44,451,940	60,494,556
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	31,298,067	38,036,916
U.S. Treasury Inflation Indexed Bonds, 3.875%, 4/15/29	50,797,530	71,771,373
U.S. Treasury Inflation Indexed Bonds, 3.375%, 4/15/32	10,909,080	15,090,748
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	35,573,558	42,659,099
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41	41,871,480	50,368,459
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	75,570,330	65,982,344
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	46,597,836	39,091,204
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/15	32,981,031	34,601,752
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/16	61,701,807	65,517,200
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/16	149,953,210	154,117,860
U.S. Treasury Inflation Indexed Notes, 2.50%, 7/15/16	40,916,241	44,665,846
U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/17	73,759,949	80,836,331
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/17	236,870,100	243,744,781
U.S. Treasury Inflation Indexed Notes, 2.625%, 7/15/17	93,452,821	104,718,278
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/18	45,527,734	49,459,828
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/18	112,829,080	115,517,571
U.S. Treasury Inflation Indexed Notes, 1.375%, 7/15/18	35,743,597	38,818,119
U.S. Treasury Inflation Indexed Notes, 2.125%, 1/15/19(1)	32,467,100	36,292,114
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/19	95,420,663	106,312,073
U.S. Treasury Inflation Indexed Notes, 1.375%, 1/15/20	29,206,170	31,595,147
U.S. Treasury Inflation Indexed Notes, 1.25%, 7/15/20	115,946,979	125,059,716
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21	85,378,786	90,694,982
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21	107,179,802	110,458,004
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	186,030,000	182,411,158
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	119,011,230	116,654,213
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	194,370,120	188,204,894
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	63,927,540	63,270,812
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	106,266,060	106,697,713
U.S. Treasury Inflation Indexed Notes, 1.375%, 2/15/44	24,991,632	25,551,994
TOTAL U.S. TREASURY SECURITIES (Cost $2,838,671,953)		2,946,579,754
COMMERCIAL MORTGAGE-BACKED SECURITIES(2) - 2.7%
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 4/1/14	5,300,000	5,639,325
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(3)	7,000,000	6,723,853
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 0.96%, 4/15/14(3)	7,600,000	7,613,175

	Principal Amount	Value
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, 4.43%, 2/10/47	$7,100,000	$7,452,302
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 4/1/14	4,450,000	4,525,982
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 4/1/14	6,515,745	6,530,610
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39	5,622,129	5,791,271
Irvine Core Office Trust, Series 2013-IRV, Class A1 SEQ, 2.07%, 5/15/48(3)	3,218,975	3,172,723
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 4/10/14(3)	8,350,000	8,140,185
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class A4, 4.17%, 12/15/46	7,550,000	7,875,911
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class AS, 4.52%, 12/15/46	5,525,000	5,847,290
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 6.00%, 4/11/14	897,813	898,459
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 4/11/14	7,500,000	7,868,265
Morgan Stanley Capital I, Series 2005-T17, Class A5 SEQ, 4.78%, 12/13/41	8,723,042	8,875,782
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $87,047,679)		86,955,133
COLLATERALIZED MORTGAGE OBLIGATIONS(2) - 1.7%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS - 1.4%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	1,432,020	1,510,200
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	2,513,895	2,648,105
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	1,263,117	1,296,332
Banc of America Mortgage Securities, Inc., Series 2004-8, Class 5A1, 6.50%, 5/25/32	2,082,240	2,206,017
Cendant Mortgage Corp., Series 2003-6, Class A3, 5.25%, 7/25/33	3,662,056	3,844,029
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	3,842,777	4,098,218
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	2,562,136	2,706,581
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.63%, 4/1/14	2,059,835	2,097,976
Sequoia Mortgage Trust, Series 2011-1, Class A1, VRN, 4.125%, 4/1/14	678,413	693,665
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 4/1/14	2,331,606	2,358,146
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, VRN, 4.00%, 4/1/14(3)	9,514,598	9,670,832
Wamu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	2,901,077	3,118,411
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 2.61%, 4/1/14	7,784,923	7,965,883
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	917,532	951,824
		45,166,219

	Principal Amount	Value
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 0.3%
FHLMC, Series 2824, Class LB SEQ, 4.50%, 7/15/24	$7,791,891	$8,447,972
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $53,188,826)		53,614,191
CORPORATE BONDS - 1.6%
AEROSPACE AND DEFENSE†
Lockheed Martin Corp., 4.25%, 11/15/19	1,000,000	1,080,256
BEVERAGES - 0.1%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	3,120,000	3,869,901
CAPITAL MARKETS - 0.1%
Ameriprise Financial, Inc., 4.00%, 10/15/23	200,000	206,770
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17	2,180,000	2,518,539
		2,725,309
CONSUMER FINANCE - 0.1%
Caterpillar Financial Services Corp., MTN, 1.25%, 11/6/17	520,000	516,580
Caterpillar Financial Services Corp., MTN, 2.625%, 3/1/23	1,000,000	941,012
PNC Bank N.A., 6.00%, 12/7/17	1,200,000	1,378,615
		2,836,207
DIVERSIFIED CONSUMER SERVICES†
Catholic Health Initiatives, 2.95%, 11/1/22	550,000	520,129
DIVERSIFIED FINANCIAL SERVICES - 0.3%
Bank of America Corp., 4.10%, 7/24/23	1,990,000	2,022,660
Citigroup, Inc., 1.75%, 5/1/18	1,000,000	983,690
Citigroup, Inc., 4.50%, 1/14/22	1,000,000	1,061,419
General Electric Capital Corp., MTN, 5.625%, 9/15/17	200,000	227,141
General Electric Capital Corp., MTN, 6.00%, 8/7/19	2,550,000	2,998,004
Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24	1,990,000	1,985,497
Morgan Stanley, 5.00%, 11/24/25	1,490,000	1,536,716
		10,815,127
FOOD PRODUCTS†
Unilever Capital Corp., 2.20%, 3/6/19	500,000	500,695
HEALTH CARE EQUIPMENT AND SUPPLIES - 0.1%
Baxter International, Inc., 1.85%, 1/15/17	1,300,000	1,323,468
HEALTH CARE PROVIDERS AND SERVICES†
UnitedHealth Group, Inc., 4.25%, 3/15/43	1,200,000	1,147,751
INDUSTRIAL CONGLOMERATES - 0.1%
General Electric Co., 5.25%, 12/6/17	2,970,000	3,369,168
INSURANCE - 0.2%
Boeing Capital Corp., 2.125%, 8/15/16	3,680,000	3,797,631
Metropolitan Life Global Funding I, 3.00%, 1/10/23(3)	1,000,000	959,009
		4,756,640

	Principal Amount	Value
IT SERVICES†
International Business Machines Corp., 1.95%, 7/22/16	$980,000	$1,009,043
MACHINERY†
Deere & Co., 2.60%, 6/8/22	520,000	498,138
METALS AND MINING - 0.1%
Rio Tinto Finance USA Ltd., 3.75%, 9/20/21	2,310,000	2,383,262
MULTI-UTILITIES - 0.2%
Dominion Resources, Inc., 6.40%, 6/15/18	3,250,000	3,791,785
Potomac Electric Power Co., 3.60%, 3/15/24	500,000	506,369
Sempra Energy, 6.50%, 6/1/16	1,250,000	1,392,282
		5,690,436
OIL, GAS AND CONSUMABLE FUELS - 0.1%
Apache Corp., 4.75%, 4/15/43	1,170,000	1,180,767
BP Capital Markets plc, 2.50%, 11/6/22	520,000	485,836
Chevron Corp., 2.43%, 6/24/20	150,000	149,199
Occidental Petroleum Corp., 1.75%, 2/15/17	1,000,000	1,014,074
		2,829,876
PHARMACEUTICALS - 0.1%
AbbVie, Inc., 2.90%, 11/6/22	1,375,000	1,326,358
Roche Holdings, Inc., 6.00%, 3/1/19(3)	1,467,000	1,725,879
		3,052,237
ROAD AND RAIL†
Norfolk Southern Corp., 3.85%, 1/15/24	325,000	330,760
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT†
Intel Corp., 2.70%, 12/15/22	350,000	334,796
SOFTWARE - 0.1%
Microsoft Corp., 2.125%, 11/15/22	560,000	519,482
Oracle Corp., 2.50%, 10/15/22	1,100,000	1,036,771
		1,556,253
TOTAL CORPORATE BONDS (Cost $49,019,631)		50,629,452
ASSET-BACKED SECURITIES(2) - 1.0%
Chase Issuance Trust, Series 2007-B1, Class B1, VRN, 0.41%, 4/15/14	8,975,000	8,906,987
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 0.58%, 4/7/14(3)	9,725,000	9,728,696
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(3)	4,750,000	4,748,114
Hertz Fleet Lease Funding LP, Series 2013-3, Class B, VRN, 1.20%, 4/10/14(3)	4,275,000	4,291,970
TAL Advantage LLC, Series 2014 1A, Class A, 3.51%, 2/22/39(3)	6,098,750	6,102,470
TOTAL ASSET-BACKED SECURITIES (Cost $33,760,052)		33,778,237
MUNICIPAL SECURITIES - 0.1%
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40	430,000	567,647
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	295,000	347,436

	Principal Amount/Shares	Value
Texas GO, (Building Bonds), 5.52%, 4/1/39	$875,000	$1,050,018
TOTAL MUNICIPAL SECURITIES (Cost $1,599,436)		1,965,101
TEMPORARY CASH INVESTMENTS - 0.3%
BNP Paribas Finance, Inc., 0.02%, 4/1/14(4)	2,968,000	2,967,993
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 1.375%, 10/31/17 - 6/30/18, valued at $547,909), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $536,832)		536,832
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 8/15/15, valued at $481,906), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $472,413)		472,413
SSgA U.S. Government Money Market Fund	1,820,120	1,820,120
Union Bank N.A., 0.02%, 4/1/14(4)	$3,573,000	3,572,991
TOTAL TEMPORARY CASH INVESTMENTS (Cost $9,370,365)		9,370,349
TOTAL INVESTMENT SECURITIES - 100.1% (Cost $3,072,657,942)		3,182,892,217
OTHER ASSETS AND LIABILITIES - (0.1)%		(3,599,519)
TOTAL NET ASSETS - 100.0%		$3,179,292,698

FUTURES CONTRACTS
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
98	U.S. Treasury 10-Year Notes	June 2014	$12,103,000	$(12,471)
1,096	U.S. Treasury Long Bonds	June 2014	146,007,750	(863,889)
140	U.S. Treasury Ultra Long Bonds	June 2014	20,225,625	(135,357)
			$178,336,375	$(1,011,717)

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$32,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.33%	1/22/15	$(793,023)
Bank of America N.A.	1,075,000	U.S. CPI Urban Consumers NSA Index	Receive	2.28%	1/21/16	(15,293)
Bank of America N.A.	4,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.42%	4/1/18	(162,236)
Bank of America N.A.	8,700,000	U.S. CPI Urban Consumers NSA Index	Receive	2.51%	3/30/19	(418,687)
Bank of America N.A.	5,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.66%	12/4/19	(317,696)
Bank of America N.A.	50,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.62%	3/18/20	(2,917,358)
Bank of America N.A.	4,500,000	U.S. CPI Urban Consumers NSA Index	Receive	2.67%	4/1/22	(269,774)
Barclays Bank plc	54,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.66%	9/12/14	(38,313)
Barclays Bank plc	55,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.69%	9/22/14	(101,483)
Barclays Bank plc	49,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.77%	9/23/14	(208,814)
Barclays Bank plc	55,700,000	U.S. CPI Urban Consumers NSA Index	Receive	2.10%	10/23/15	(768,330)
Barclays Bank plc	38,900,000	U.S. CPI Urban Consumers NSA Index	Receive	2.30%	1/11/16	(581,867)
Barclays Bank plc	24,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.74%	4/25/17	(2,105,258)
Barclays Bank plc	19,200,000	U.S. CPI Urban Consumers NSA Index	Receive	2.90%	12/21/27	(2,133,572)
						$(10,831,704)

Notes to Schedule of Investments
CPI	-	Consumer Price Index
FHLMC	-	Federal Home Loan Mortgage Corporation
GO	-	General Obligation
MTN	-	Medium Term Note
NSA	-	Not Seasonally Adjusted
SEQ	-	Sequential Payer
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
† Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $16,229,935.

(2)	Final maturity date indicated, unless otherwise noted.

(3)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $62,876,906, which represented 2.0% of total net assets.

(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2014
Assets
Investment securities, at value (cost of $3,072,657,942)	$3,182,892,217
Receivable for capital shares sold	2,799,484
Receivable for variation margin on futures contracts	401,125
Interest receivable	8,753,598
3,194,846,424

Liabilities
Payable for capital shares redeemed	3,507,629
Swap agreements, at value	10,831,704
Accrued management fees	1,111,994
Distribution and service fees payable	102,399
15,553,726

Net Assets	$3,179,292,698

Net Assets Consist of:
Capital paid in	$3,044,612,204
Undistributed net investment income	36,761,010
Accumulated net realized loss	(471,370)
Net unrealized appreciation	98,390,854
$3,179,292,698

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$1,894,823,782	161,485,454	$11.73
Institutional Class	$901,517,396	76,783,550	$11.74
A Class	$340,624,532	29,148,281	$11.69*
C Class	$24,008,756	2,054,766	$11.68
R Class	$18,318,232	1,563,234	$11.72
* Maximum offering price $12.24 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2014
Investment Income (Loss)
Income:
Interest	$93,046,830

Expenses:
Management fees	17,008,953
Distribution and service fees:
A Class	1,191,107
C Class	341,796
R Class	87,166
Trustees' fees and expenses	240,827
Other expenses	2,043
18,871,892

Net investment income (loss)	74,174,938

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	58,287,643
Futures contract transactions	(822,032)
Swap agreement transactions	(1,919,994)
55,545,617

Change in net unrealized appreciation (depreciation) on:
Investments	(504,868,874)
Futures contracts	(1,621,845)
Swap agreements	(8,655,076)
(515,145,795)

Net realized and unrealized gain (loss)	(459,600,178)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(385,425,240)

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2014 AND MARCH 31, 2013
Increase (Decrease) in Net Assets	March 31, 2014	March 31, 2013
Operations
Net investment income (loss)	$74,174,938	$90,417,882
Net realized gain (loss)	55,545,617	81,781,772
Change in net unrealized appreciation (depreciation)	(515,145,795)	100,483,033
Net increase (decrease) in net assets resulting from operations	(385,425,240)	272,682,687

Distributions to Shareholders
From net investment income:
Investor Class	(33,581,085)	(81,296,441)
Institutional Class	(15,066,618)	(23,112,208)
A Class	(5,092,347)	(16,441,379)
C Class	(155,202)	(523,435)
R Class	(170,926)	(125,076)
From net realized gains:
Investor Class	(48,008,941)	(31,281,151)
Institutional Class	(20,120,348)	(8,299,634)
A Class	(9,187,047)	(6,849,383)
C Class	(690,655)	(376,934)
R Class	(418,658)	(70,593)
Decrease in net assets from distributions	(132,491,827)	(168,376,234)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(1,652,289,497)	184,881,843

Net increase (decrease) in net assets	(2,170,206,564)	289,188,296

Net Assets
Beginning of period	5,349,499,262	5,060,310,966
End of period	$3,179,292,698	$5,349,499,262

Undistributed net investment income	$36,761,010	$14,871,022

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2014

1. Organization
American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Inflation-Adjusted Bond Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objectives are to seek to provide total return and inflation protection consistent with investment in inflation-indexed securities.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations - The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions - Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income - Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets - In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status - It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class - All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders - Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications - Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties
Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 20% of the shares of the fund.

Management Fees - The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended March 31, 2014 was 0.47% for the Investor Class, A Class, C Class and R Class and 0.27% for the Institutional Class.

Distribution and Service Fees - The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2014 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses - The Board of Trustees is responsible for overseeing the investment advisor's management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the trustees during the year ended March 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions
Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2014 totaled $695,314,745, of which $569,349,929 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2014 totaled $2,389,099,453, of which $2,220,602,264 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions
Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2014		Year ended March 31, 2013
	Shares	Amount	Shares	Amount
Investor Class
Sold	48,670,260	$597,594,783	95,655,170	$1,269,012,254
Issued in reinvestment of distributions	6,123,181	71,930,694	6,588,348	87,528,593
Redeemed	(160,989,919)	(1,950,838,057)	(98,706,404)	(1,305,205,650)
	(106,196,478)	(1,281,312,580)	3,537,114	51,335,197
Institutional Class
Sold	32,918,929	401,021,094	34,270,165	453,954,848
Issued in reinvestment of distributions	2,948,768	34,666,602	2,324,995	30,891,397
Redeemed	(40,343,619)	(489,988,887)	(17,764,483)	(235,299,072)
	(4,475,922)	(54,301,191)	18,830,677	249,547,173
A Class
Sold	8,094,584	98,711,490	17,281,341	228,084,319
Issued in reinvestment of distributions	1,155,144	13,497,436	1,686,694	22,340,567
Redeemed	(34,297,241)	(418,073,455)	(29,639,631)	(390,508,944)
	(25,047,513)	(305,864,529)	(10,671,596)	(140,084,058)
C Class
Sold	310,486	3,861,148	1,673,306	22,135,938
Issued in reinvestment of distributions	53,600	622,565	45,641	606,936
Redeemed	(1,855,944)	(22,405,666)	(636,846)	(8,398,561)
	(1,491,858)	(17,921,953)	1,082,101	14,344,313
R Class
Sold	923,583	11,395,801	882,087	11,669,327
Issued in reinvestment of distributions	48,316	564,006	14,485	192,752
Redeemed	(403,534)	(4,849,051)	(160,640)	(2,122,861)
	568,365	7,110,756	735,932	9,739,218
Net increase (decrease)	(136,643,406)	$(1,652,289,497)	13,514,228	$184,881,843

6. Fair Value Measurements
The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$2,946,579,754	—
Commercial Mortgage-Backed Securities	—	86,955,133	—
Collateralized Mortgage Obligations	—	53,614,191	—
Corporate Bonds	—	50,629,452	—
Asset-Backed Securities	—	33,778,237	—
Municipal Securities	—	1,965,101	—
Temporary Cash Investments	$1,820,120	7,550,229	—
	$1,820,120	$3,181,072,097	—

Liabilities
Other Financial Instruments
Futures Contracts	$(1,011,717)	—	—
Swap Agreements	—	$(10,831,704)	—
	$(1,011,717)	$(10,831,704)	—

7. Derivative Instruments
Credit Risk - The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund participated in one credit risk derivative instrument to buy protection throughout most of the period and liquidated the position in March 2014.

Interest Rate Risk - The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund purchased and sold interest rate risk derivative instruments throughout the reporting period, and the instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume.

Other Contracts - A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The other contracts derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund's typical volume during the period.

Value of Derivative Instruments as of March 31, 2014

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts*	$401,125	Payable for variation margin on futures contracts*	—
Other Contracts	Swap agreements	—	Swap agreements	$10,831,704
		$401,125		$10,831,704

*	Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2014

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(687,094)	Change in net unrealized appreciation (depreciation) on swap agreements	—
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(822,032)	Change in net unrealized appreciation (depreciation) on futures contracts	$(1,621,845)
Other Contracts	Net realized gain (loss) on swap agreement transactions	(1,232,900)	Change in net unrealized appreciation (depreciation) on swap agreements	(8,655,076)
		$(2,742,026)		$(10,276,921)

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2014 and March 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$54,207,233	$137,498,462
Long-term capital gains	$78,284,594	$30,877,772

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,076,781,958
Gross tax appreciation of investments	$169,557,131
Gross tax depreciation of investments	(63,446,872)
Net tax appreciation (depreciation) of investments	$106,110,259
Net tax appreciation (depreciation) on derivatives	$(10,831,704)
Net tax appreciation (depreciation)	$95,278,555
Other book-to-tax adjustments	$(9,478,645)
Undistributed ordinary income	$37,846,272
Accumulated long-term gains	$11,034,312

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$13.13	0.23	(1.18)	(0.95)	(0.17)	(0.28)	(0.45)	$11.73	(7.20)%	0.47%	1.81%	17%	$1,894,824
2013	$12.85	0.23	0.46	0.69	(0.30)	(0.11)	(0.41)	$13.13	5.36%	0.47%	1.69%	27%	$3,514,082
2012	$12.01	0.40	1.01	1.41	(0.45)	(0.12)	(0.57)	$12.85	11.99%	0.48%	3.15%	26%	$3,393,055
2011	$11.52	0.31	0.51	0.82	(0.26)	(0.07)	(0.33)	$12.01	7.18%	0.48%	2.58%	33%	$2,614,427
2010	$11.06	0.40	0.24	0.64	(0.18)	—	(0.18)	$11.52	5.76%	0.48%	3.49%	27%	$2,266,660
Institutional Class
2014	$13.13	0.23	(1.14)	(0.91)	(0.20)	(0.28)	(0.48)	$11.74	(6.94)%	0.27%	2.01%	17%	$901,517
2013	$12.85	0.24	0.47	0.71	(0.32)	(0.11)	(0.43)	$13.13	5.57%	0.27%	1.89%	27%	$1,067,297
2012	$12.01	0.43	1.01	1.44	(0.48)	(0.12)	(0.60)	$12.85	12.16%	0.28%	3.35%	26%	$802,309
2011	$11.52	0.34	0.50	0.84	(0.28)	(0.07)	(0.35)	$12.01	7.39%	0.28%	2.78%	33%	$559,589
2010	$11.06	0.41	0.25	0.66	(0.20)	—	(0.20)	$11.52	5.98%	0.28%	3.69%	27%	$407,799
A Class(3)
2014	$13.08	0.20	(1.17)	(0.97)	(0.14)	(0.28)	(0.42)	$11.69	(7.38)%	0.72%	1.56%	17%	$340,625
2013	$12.80	0.20	0.45	0.65	(0.26)	(0.11)	(0.37)	$13.08	5.12%	0.72%	1.44%	27%	$708,663
2012	$11.97	0.37	1.01	1.38	(0.43)	(0.12)	(0.55)	$12.80	11.72%	0.73%	2.90%	26%	$830,062
2011	$11.49	0.27	0.51	0.78	(0.23)	(0.07)	(0.30)	$11.97	6.84%	0.73%	2.33%	33%	$691,362
2010	$11.03	0.37	0.24	0.61	(0.15)	—	(0.15)	$11.49	5.52%	0.73%	3.24%	27%	$709,931

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2014	$13.09	0.10	(1.17)	(1.07)	(0.06)	(0.28)	(0.34)	$11.68	(8.14)%	1.47%	0.81%	17%	$24,009
2013	$12.81	0.07	0.49	0.56	(0.17)	(0.11)	(0.28)	$13.09	4.34%	1.47%	0.69%	27%	$46,414
2012	$12.00	0.15	1.13	1.28	(0.35)	(0.12)	(0.47)	$12.81	10.85%	1.48%	2.15%	26%	$31,563
2011	$11.51	0.21	0.49	0.70	(0.14)	(0.07)	(0.21)	$12.00	6.11%	1.48%	1.58%	33%	$5,159
2010(4)	$11.51	0.03	(0.03)	—	—	—	—	$11.51	0.00%	1.48%(5)	3.67%(5)	27%(6)	$139
R Class
2014	$13.11	0.11	(1.11)	(1.00)	(0.11)	(0.28)	(0.39)	$11.72	(7.60)%	0.97%	1.31%	17%	$18,318
2013	$12.83	0.08	0.54	0.62	(0.23)	(0.11)	(0.34)	$13.11	4.85%	0.97%	1.19%	27%	$13,044
2012	$12.01	0.21	1.13	1.34	(0.40)	(0.12)	(0.52)	$12.83	11.37%	0.98%	2.65%	26%	$3,322
2011	$11.52	0.26	0.50	0.76	(0.20)	(0.07)	(0.27)	$12.01	6.64%	0.98%	2.08%	33%	$43
2010(4)	$11.51	0.04	(0.03)	0.01	—	—	—	$11.52	0.09%	0.98%(5)	4.17%(5)	27%(6)	$25

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(4)	March 1, 2010 (commencement of sale) through March 31, 2010.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Government Income Trust and Shareholders of the
Inflation-Adjusted Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Inflation-Adjusted Bond Fund (one of the five funds comprising the American Century Government Income Trust, hereafter referred to as the “Fund”) at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 23, 2014

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $124,329 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

The fund hereby designates $78,284,594, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2014.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82101 1405

ANNUAL REPORT	MARCH 31, 2014

Short-Term Government Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2014. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas
Monetary Policy-Driven, Mostly “Risk-On” Results in the U.S. and Europe
Stimulative monetary policies and expectations of economic improvement helped drive financial market returns during the reporting period. We believe the combination of optimism about the economy, low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (quantitative easing, or QE) helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500 Indices advanced 24.50% and 21.86%, respectively, and their smaller capitalization counterparts performed even better. In the U.S., growth stocks generally outperformed value stocks.
Some of the same growth and optimism factors that drove stocks higher, plus hints that QE tapering would begin in the U.S., hampered U.S. government bond returns, which dipped into negative territory for the reporting period. On the other hand, U.S. corporate bonds, especially high-yield corporates, posted mostly positive returns because of their higher yields, declining spreads (yield differences between corporate and similar-maturity U.S. Treasury securities), and relatively low default rates. At the other end of the U.S. bond spectrum, Treasury inflation-protected securities (TIPS) underperformed, hurt by the combination of rising yields and low inflation.
Looking ahead, we see further signs of economic improvement for the U.S. in 2014, but headwinds persist. Interest rates could normalize further, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.
Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWUSX	-0.35%	1.08%	2.29%	5.13%	12/15/82
Barclays U.S. 1-3 Year Government Bond Index	—	0.39%	1.21%	2.57%	5.94%(1)	—
Institutional Class	TWUOX	-0.25%	—	—	0.90%	3/1/10
A Class(2)	TWAVX					7/8/98
No sales charge*		-0.72%	0.82%	2.03%	2.89%
With sales charge*		-2.92%	0.36%	1.80%	2.74%
C Class	TWACX	-1.46%	—	—	-0.30%	3/1/10
R Class	TWARX	-0.93%	—	—	0.20%	3/1/10

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 12/31/82, the date nearest the Investor Class's inception for which data are available.

(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2004

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.55%	0.35%	0.80%	1.55%	1.05%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Brian Howell, Dan Shiffman, and Jim Platz
Performance Summary
Short-Term Government declined -0.35%* for the 12 months ended March 31, 2014. By comparison, the portfolio’s benchmark, the Barclays U.S. 1-3 Year Government Bond Index, returned 0.39%. See pages 3 and 4 for additional performance comparisons. Portfolio returns reflect operating expenses, while index returns do not.
Short-Term Government’s absolute return reflected the relatively flat performance of short-term U.S. government bonds during the period. Relative to the benchmark, the main detractors were positioning among mortgage-backed securities (MBS) and within the Treasury sector during the first three months of the reporting period.
Treasury Yields Increased
The period began with a dramatic change in bond market sentiment. Fears of a change in Federal Reserve (Fed) policy led to a sharp increase in yields and a broad bond market sell-off, particularly from May to September of 2013. Since 2008, the Fed’s massive bond-buying program, known as quantitative easing (QE), had helped keep longer-term interest rates low, which supported broad fixed-income market gains. But beginning in the spring of 2013, improving economic data, combined with ambiguous comments from the Fed about a potential QE tapering time schedule, led to speculation the Fed would begin scaling back its $85 billion monthly purchases of Treasuries and agency MBS.
That speculation ebbed and flowed on a combination of mixed economic reports and the Fed’s wavering “taper talk,” including a “taper delay” in September 2013 that caused bonds to rally. The Fed finally pulled the taper trigger in December 2013, announcing it would cut QE by $10 billion per month beginning in January 2014. The Fed continued to taper through the first calendar quarter of 2014. As of March 31, 2014, it had scaled back QE to $55 billion per month. Meanwhile, the Fed maintained its near-zero short-term interest rate policy, keeping the federal funds rate target at range of 0% to 0.25%, where it’s been since 2008.
Against this backdrop, Treasury yields increased overall for the 12-month period. For example, the benchmark 10-year Treasury note climbed 87 basis points (one basis point equals 0.01%) to yield 2.72% by the end of March 2014, according to Bloomberg. The increase was smaller among shorter-maturity Treasuries, as the two-year yield rose 18 basis points to 0.42%.
MBS Outperformed Treasuries
We maintained underweight positions in Treasuries and agencies and an overweight position in the higher-yielding MBS sector throughout the 12-month period. MBS generally outperformed Treasuries and agencies, and the overweight to MBS aided performance. Investors in the short-maturity, high-quality market generally favored MBS for their relative yield advantages versus comparable-maturity Treasuries and government agency securities. In addition, MBS received support from the Fed’s ongoing bond buying, albeit at a reduced pace later in the period.
Mixed Results from Security Selection
Although the overweight to MBS was favorable overall, security selection within the allocation weighed on relative performance during the first three months of the period. In particular, we maintained a modest overweight to agency collateralized mortgage obligations (CMOs), and a neutral weighting to traditional government agency pass-through MBS. CMOs underperformed traditional MBS early in the reporting period as the Fed’s “taper talk” led to heightened extension

*	All fund returns referenced in this commentary are for Investor Class shares.

5

risk—the likelihood that mortgage prepayments would decrease due to higher interest rates. This extended the duration (price sensitivity to interest rate changes) of mortgage securities as interest rates were rising. This risk subsided later in the period, as the uncertainty around Fed tapering faded, and these “structured mortgage products,” which generally offer more predictable cash flows, outperformed traditional MBS.
We also continued to add exposure to hybrid agency adjustable-rate mortgages (ARMs). These securities combine the characteristics of fixed- and adjustable-rate mortgages, with rates fixed for a set period of time before adjusting periodically according to a specific index. The relatively short duration and low supply of hybrid ARMs benefited portfolio performance as mortgage rates increased during the period.
Within the portfolio’s Treasury allocation, a small overweight position to Treasury inflation-protected securities (TIPS) early in the period detracted from results. We added the position in late 2012 after the Fed launched its third round of QE, which led to heightened longer-term inflation expectations. Nevertheless, TIPS declined sharply in the early-2013 bond market sell-off, while inflation expectations subsided. We exited this position in the spring of 2013. We believe inflation remains a long-term concern, and we may add TIPS exposure if breakeven rates (a measure of long-term inflation expectations, and a value indicator) move lower to a better entry point.
Outlook
We believe interest rates are likely headed higher overall as the economy improves, the Fed continues to taper, and interest rate levels normalize. We will maintain our disciplined, relative-value approach to portfolio management, emphasizing careful security selection and risk management. In terms of sector allocation, we continue to favor a modest overweight to MBS, focusing on structured mortgage products offering yield advantages and more predictable payment streams over traditional pass-through mortgage securities.

6

Fund Characteristics

MARCH 31, 2014
Portfolio at a Glance
Average Duration (effective)	1.9 years
Weighted Average Life	2.2 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	72.3%
Collateralized Mortgage Obligations	13.3%
U.S. Government Agency Mortgage-Backed Securities	7.7%
U.S. Government Agency Securities	4.1%
Temporary Cash Investments	0.3%
Other Assets and Liabilities	2.3%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.
The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2013 to March 31, 2014.
Actual Expenses
The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.
Hypothetical Example for Comparison Purposes
The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period(1) 10/1/13 - 3/31/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,001.20	$2.74	0.55%
Institutional Class	$1,000	$1,002.20	$1.75	0.35%
A Class	$1,000	$999.00	$3.99	0.80%
C Class	$1,000	$995.80	$7.71	1.55%
R Class	$1,000	$997.90	$5.23	1.05%
Hypothetical
Investor Class	$1,000	$1,022.19	$2.77	0.55%
Institutional Class	$1,000	$1,023.19	$1.77	0.35%
A Class	$1,000	$1,020.94	$4.03	0.80%
C Class	$1,000	$1,017.20	$7.80	1.55%
R Class	$1,000	$1,019.70	$5.29	1.05%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2014

	Principal Amount	Value
U.S. TREASURY SECURITIES — 72.3%
U.S. Treasury Notes, 0.375%, 6/30/15	$7,000,000	$7,018,865
U.S. Treasury Notes, 1.875%, 6/30/15	9,000,000	9,191,250
U.S. Treasury Notes, 1.75%, 7/31/15	23,000,000	23,481,574
U.S. Treasury Notes, 0.25%, 10/31/15	10,000,000	9,998,830
U.S. Treasury Notes, 0.375%, 11/15/15(1)	13,000,000	13,021,333
U.S. Treasury Notes, 1.375%, 11/30/15	29,000,000	29,519,390
U.S. Treasury Notes, 2.125%, 12/31/15	6,000,000	6,187,854
U.S. Treasury Notes, 0.25%, 2/29/16	7,000,000	6,981,954
U.S. Treasury Notes, 0.375%, 3/31/16	10,800,000	10,789,448
U.S. Treasury Notes, 0.50%, 6/15/16	21,400,000	21,389,129
U.S. Treasury Notes, 1.50%, 6/30/16	10,500,000	10,722,306
U.S. Treasury Notes, 1.50%, 7/31/16	8,500,000	8,681,951
U.S. Treasury Notes, 0.875%, 11/30/16	26,000,000	26,094,458
U.S. Treasury Notes, 0.625%, 12/15/16	36,700,000	36,566,669
U.S. Treasury Notes, 0.625%, 2/15/17	6,200,000	6,161,492
U.S. Treasury Notes, 0.875%, 2/28/17	12,300,000	12,304,809
U.S. Treasury Notes, 0.75%, 3/15/17	16,200,000	16,142,409
TOTAL U.S. TREASURY SECURITIES (Cost $254,248,711)		254,253,721
COLLATERALIZED MORTGAGE OBLIGATIONS(2) — 13.3%
FHLMC, Series 2430, Class QC, 5.50%, 2/15/17	525,386	532,040
FHLMC, Series 2650, Class PN, 4.50%, 12/15/32	2,874,503	2,998,055
FHLMC, Series 2684, Class FP, VRN, 0.66%, 4/15/14	482,347	484,674
FHLMC, Series 2718, Class FW, VRN, 0.51%, 4/15/14	251,922	252,144
FHLMC, Series 2779, Class FM SEQ, VRN, 0.51%, 4/15/14	32,941	32,958
FHLMC, Series 3206, Class FE, VRN, 0.56%, 4/15/14	1,812,384	1,814,090
FHLMC, Series 3231, Class FA, VRN, 0.56%, 4/15/14	1,669,327	1,671,817
FHLMC, Series 3501, Class AC SEQ, 4.00%, 8/15/23	1,196,090	1,238,169
FHLMC, Series 3562, Class KB SEQ, 4.00%, 11/15/22	745,457	759,876
FHLMC, Series 3575, Class A SEQ, 4.00%, 11/15/22	223,795	224,803
FHLMC, Series 3587, Class FB, VRN, 0.93%, 4/15/14	2,136,192	2,156,235
FHLMC, Series 3831, Class CG, 3.00%, 10/15/18	671,511	692,592
FHLMC, Series 3842, Class JB, 2.00%, 9/15/18	2,012,043	2,044,670
FHLMC, Series K037, Class A1 SEQ, 2.59%, 4/25/23	1,900,000	1,928,838
FNMA, Series 2003-108, Class BE SEQ, 4.00%, 11/25/18	654,102	686,694
FNMA, Series 2003-123, Class AY SEQ, 4.00%, 12/25/18	1,616,255	1,694,486
FNMA, Series 2003-125, Class AY SEQ, 4.00%, 12/25/18	2,915,420	3,057,706
FNMA, Series 2003-128, Class NG, 4.00%, 1/25/19	999,487	1,048,146
FNMA, Series 2003-17, Class FN, VRN, 0.45%, 4/25/14	1,110,683	1,115,067
FNMA, Series 2003-42, Class FK, VRN, 0.55%, 4/25/14	77,976	78,015
FNMA, Series 2003-43, Class LF, VRN, 0.50%, 4/25/14	64,519	64,544
FNMA, Series 2004-17, Class CJ SEQ, 4.00%, 4/25/19	2,378,897	2,494,698

10

	Principal Amount	Value
FNMA, Series 2004-32, Class AY SEQ, 4.00%, 5/25/19	$1,547,238	$1,627,261
FNMA, Series 2004-52, Class PF, VRN, 0.60%, 4/25/14	928,977	932,691
FNMA, Series 2006-11, Class FA, VRN, 0.45%, 4/25/14	1,105,711	1,104,102
FNMA, Series 2006-60, Class KF, VRN, 0.45%, 4/25/14	2,829,253	2,827,826
FNMA, Series 2008-77, Class EB SEQ, 4.50%, 9/25/23	772,157	824,220
FNMA, Series 2009-33, Class FB, VRN, 0.97%, 4/25/14	2,038,197	2,070,085
FNMA, Series 2009-87, Class HF, VRN, 1.00%, 4/25/14	831,465	842,642
FNMA, Series 2010-12, Class AC SEQ, 2.50%, 12/25/18	1,298,624	1,331,244
FNMA, Series 2010-50, Class AB SEQ, 2.50%, 1/25/24	408,466	414,287
FNMA, Series 2010-83, Class CM SEQ, 4.50%, 3/25/25	2,083,585	2,166,569
FNMA, Series 2011-3, Class EL, 3.00%, 5/25/20	475,146	490,327
FNMA, Series 2011-71, Class DJ SEQ, 3.00%, 3/25/25	889,779	918,208
FNMA, Series 2014-M3, Class ASQ2, 0.56%, 3/25/16	1,975,000	1,975,361
GNMA, Series 2010-14, Class QF, VRN, 0.61%, 4/16/14	2,118,108	2,128,580
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $46,778,128)		46,723,720
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(2) — 7.7%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 7.5%
FHLMC, VRN, 2.07%, 4/15/14	1,308,337	1,316,396
FHLMC, VRN, 2.21%, 4/15/14	33,001	33,614
FHLMC, VRN, 2.25%, 4/15/14	21,959	22,298
FHLMC, VRN, 2.26%, 4/15/14	256,283	273,497
FHLMC, VRN, 2.28%, 4/15/14	766,762	821,782
FHLMC, VRN, 2.31%, 4/15/14	2,733,707	2,956,269
FHLMC, VRN, 2.36%, 4/15/14	729,840	723,776
FHLMC, VRN, 2.375%, 4/15/14	654,454	698,354
FHLMC, VRN, 2.57%, 4/15/14	558,663	585,416
FHLMC, VRN, 2.63%, 4/15/14	31,875	32,250
FHLMC, VRN, 2.66%, 4/15/14	2,406,486	2,491,437
FHLMC, VRN, 3.48%, 4/15/14	332,504	356,494
FHLMC, VRN, 3.56%, 4/15/14	1,141,832	1,218,633
FHLMC, VRN, 3.76%, 4/15/14	1,634,948	1,724,008
FHLMC, VRN, 4.04%, 4/15/14	418,435	443,495
FHLMC, VRN, 4.625%, 4/15/14	223,731	240,699
FHLMC, VRN, 5.37%, 4/15/14	199,546	208,301
FHLMC, VRN, 6.12%, 4/15/14	257,604	270,186
FNMA, VRN, 1.86%, 4/25/14	18,226	18,995
FNMA, VRN, 1.875%, 4/25/14	812,811	858,760
FNMA, VRN, 1.91%, 4/25/14	6,421	6,717
FNMA, VRN, 1.93%, 4/25/14	1,751,497	1,862,882
FNMA, VRN, 1.94%, 4/25/14	200,399	213,833
FNMA, VRN, 1.94%, 4/25/14	965,692	1,030,688
FNMA, VRN, 1.94%, 4/25/14	1,027,675	1,100,051
FNMA, VRN, 1.96%, 4/25/14	18,608	19,621
FNMA, VRN, 2.18%, 4/25/14	7,001	7,089
FNMA, VRN, 2.19%, 4/25/14	12,488	12,815
FNMA, VRN, 2.20%, 4/25/14	26,736	27,004

11

	Principal Amount	Value
FNMA, VRN, 2.24%, 4/25/14	$6,354	$6,658
FNMA, VRN, 2.27%, 4/25/14	16,478	17,592
FNMA, VRN, 2.31%, 4/25/14	8,598	9,116
FNMA, VRN, 2.375%, 4/25/14	3,575	3,603
FNMA, VRN, 2.41%, 4/25/14	117,775	125,979
FNMA, VRN, 2.44%, 4/25/14	496	498
FNMA, VRN, 2.74%, 4/25/14	682,064	707,160
FNMA, VRN, 2.75%, 4/25/14	8,919	9,343
FNMA, VRN, 2.75%, 4/25/14	3,848	4,063
FNMA, VRN, 3.02%, 4/25/14	1,395,498	1,433,440
FNMA, VRN, 3.32%, 4/25/14	1,853,882	1,915,561
FNMA, VRN, 3.35%, 4/25/14	237,741	255,352
FNMA, VRN, 3.77%, 4/25/14	390,523	412,814
FNMA, VRN, 3.83%, 4/25/14	16,755	18,010
FNMA, VRN, 3.875%, 4/25/14	5,921	5,959
FNMA, VRN, 3.92%, 4/25/14	926,745	994,982
FNMA, VRN, 4.17%, 4/25/14	5,757	5,776
FNMA, VRN, 4.56%, 4/25/14	41,790	41,739
FNMA, VRN, 5.24%, 4/25/14	322,867	349,251
FNMA, VRN, 6.04%, 4/25/14	319,249	348,072
FNMA, VRN, 6.19%, 4/25/14	3,059	3,000
FNMA, VRN, 7.49%, 4/25/14	809	838
GNMA, VRN, 1.625%, 4/20/14	4,115	4,280
GNMA, VRN, 2.125%, 4/20/14	9,641	10,081
GNMA, VRN, 3.00%, 4/20/14	33,275	34,858
		26,293,385
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.2%
FHLMC, 7.00%, 12/1/14	995	1,003
FHLMC, 6.00%, 1/1/15	8,068	8,113
FHLMC, 7.50%, 5/1/16	23,844	24,367
FHLMC, 5.50%, 11/1/17	122,478	130,513
FNMA, 6.00%, 7/1/14	957	963
FNMA, 5.50%, 4/1/16	28,774	30,679
FNMA, 7.00%, 5/1/32	263,795	296,142
FNMA, 7.00%, 5/1/32	133,090	149,280
FNMA, 7.00%, 6/1/32	21,506	24,097
FNMA, 7.00%, 6/1/32	117,185	132,066
FNMA, 7.00%, 8/1/32	122,842	137,670
GNMA, 9.50%, 11/20/19	3,790	3,950
		938,843
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $26,641,707)		27,232,228
U.S. GOVERNMENT AGENCY SECURITIES — 4.1%
FHLB, Series 467, 5.25%, 6/18/14	276,000	279,069
FHLB, 0.375%, 2/19/16	3,400,000	3,400,051
FHLB, Series 1, 0.625%, 12/28/16	1,500,000	1,493,113
FHLB, Series 1, 1.00%, 6/21/17	684,000	683,016

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	Principal Amount/Shares	Value
FHLMC, 0.875%, 10/14/16	$400,000	$401,810
FHLMC, Series 1, 0.75%, 1/12/18	1,000,000	978,237
FNMA, 0.50%, 3/30/16	5,300,000	5,306,604
FNMA, 0.875%, 5/21/18	540,000	526,019
FNMA, 1.875%, 9/18/18	490,000	495,474
FNMA, 1.875%, 2/19/19	1,000,000	1,004,638
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $14,563,040)		14,568,031
TEMPORARY CASH INVESTMENTS — 0.3%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 1.375%, 10/31/17 - 6/30/18, valued at $162,536), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $159,250)		159,250
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 8/15/15, valued at $142,956), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $140,140)		140,140
SSgA U.S. Government Money Market Fund	587,835	587,835
TOTAL TEMPORARY CASH INVESTMENTS (Cost $887,225)		887,225
TOTAL INVESTMENT SECURITIES — 97.7% (Cost $343,118,811)		343,664,925
OTHER ASSETS AND LIABILITIES — 2.3%		7,924,439
TOTAL NET ASSETS — 100.0%		$351,589,364

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
119	U.S. Treasury 2-Year Notes	June 2014	$26,127,937	$(36,940)

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
123	U.S. Treasury 5-Year Notes	June 2014	$14,631,234	$91,017

Notes to Schedule of Investments
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
SEQ	-	Sequential Payer
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $170,279.

(2)	Final maturity date indicated, unless otherwise noted.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2014
Assets
Investment securities, at value (cost of $343,118,811)	$343,664,925
Receivable for investments sold	17,224,484
Receivable for capital shares sold	1,523,157
Receivable for variation margin on futures contracts	4,836
Interest receivable	768,065
363,185,467

Liabilities
Payable for investments purchased	9,624,935
Payable for capital shares redeemed	1,802,047
Payable for variation margin on futures contracts	3,167
Accrued management fees	156,253
Distribution and service fees payable	7,544
Dividends payable	2,157
11,596,103

Net Assets	$351,589,364

Net Assets Consist of:
Capital paid in	$352,309,593
Distributions in excess of net investment income	(2,157)
Accumulated net realized loss	(1,318,263)
Net unrealized appreciation	600,191
$351,589,364

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$266,754,865	27,654,277	$9.65
Institutional Class	$53,010,835	5,493,850	$9.65
A Class	$30,746,919	3,188,743	$9.64*
C Class	$957,174	101,064	$9.47
R Class	$119,571	12,455	$9.60

*	Maximum offering price $9.86 (net asset value divided by 0.9775).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED MARCH 31, 2014
Investment Income (Loss)
Income:
Interest	$2,286,748

Expenses:
Management fees	2,002,682
Distribution and service fees:
A Class	88,715
C Class	18,177
R Class	861
Trustees' fees and expenses	22,072
Other expenses	291
2,132,798

Net investment income (loss)	153,950

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(197,759)
Futures contract transactions	(149,044)
(346,803)

Change in net unrealized appreciation (depreciation) on:
Investments	(1,724,126)
Futures contracts	54,077
(1,670,049)

Net realized and unrealized gain (loss)	(2,016,852)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,862,902)

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2014 AND MARCH 31, 2013
Increase (Decrease) in Net Assets	March 31, 2014	March 31, 2013
Operations
Net investment income (loss)	$153,950	$666,858
Net realized gain (loss)	(346,803)	3,237,647
Change in net unrealized appreciation (depreciation)	(1,670,049)	(1,275,260)
Net increase (decrease) in net assets resulting from operations	(1,862,902)	2,629,245

Distributions to Shareholders
From net investment income:
Investor Class	(826,817)	(1,101,074)
Institutional Class	(202,785)	(602,121)
A Class	—	(35,276)
From net realized gains:
Investor Class	—	(2,209,500)
Institutional Class	—	(204,866)
A Class	—	(240,344)
C Class	—	(20,594)
R Class	—	(2,341)
Decrease in net assets from distributions	(1,029,602)	(4,416,116)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(82,304,641)	(438,075,898)

Net increase (decrease) in net assets	(85,197,145)	(439,862,769)

Net Assets
Beginning of period	436,786,509	876,649,278
End of period	$351,589,364	$436,786,509

Undistributed (distributions in excess of) net investment income	$(2,157)	$128,558

See Notes to Financial Statements.

16

Notes to Financial Statements

MARCH 31, 2014

1. Organization
American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short-Term Government Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek high current income while maintaining safety of principal.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a

17

specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

18

3. Fees and Transactions with Related Parties
Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. The Stowers Institute for Medical Research (SIMR) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR owns 5% of the shares of the fund.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2425% to 0.3600%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended March 31, 2014 was 0.55% for the Investor Class, A Class, C Class and R Class and 0.35% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2014 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor's management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the trustees during the year ended March 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions
Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2014 were $385,530,337 and $470,924,933, respectively, all of which are U.S. Treasury and Government Agency obligations.

19

5. Capital Share Transactions
Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2014		Year ended March 31, 2013
	Shares	Amount	Shares	Amount
Investor Class
Sold	4,229,565	$40,902,915	5,322,936	$51,935,819
Issued in reinvestment of distributions	82,116	794,205	328,574	3,197,224
Redeemed	(12,287,646)	(118,793,913)	(18,777,266)	(183,183,924)
	(7,975,965)	(77,096,793)	(13,125,756)	(128,050,881)
Institutional Class
Sold	2,975,613	28,717,012	2,209,529	21,481,319
Issued in reinvestment of distributions	20,970	202,785	69,643	679,577
Redeemed	(2,465,974)	(23,844,655)	(31,455,585)	(307,298,472)
	530,609	5,075,142	(29,176,413)	(285,137,576)
A Class
Sold	983,882	9,507,443	2,206,574	21,544,169
Issued in reinvestment of distributions	–	–	27,921	271,568
Redeemed	(1,801,514)	(17,403,593)	(4,733,059)	(46,210,898)
	(817,632)	(7,896,150)	(2,498,564)	(24,395,161)
C Class
Sold	54,844	523,149	187,464	1,821,527
Issued in reinvestment of distributions	–	–	2,055	19,806
Redeemed	(299,510)	(2,857,751)	(223,307)	(2,164,714)
	(244,666)	(2,334,602)	(33,788)	(323,381)
R Class
Sold	9,808	94,390	35,069	342,097
Issued in reinvestment of distributions	–	–	70	682
Redeemed	(15,238)	(146,628)	(52,582)	(511,678)
	(5,430)	(52,238)	(17,443)	(168,899)
Net increase (decrease)	(8,513,084)	$(82,304,641)	(44,851,964)	$(438,075,898)

6. Fair Value Measurements
The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).
The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

20

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$254,253,721	—
Collateralized Mortgage Obligations	—	46,723,720	—
U.S. Government Agency Mortgage-Backed Securities	—	27,232,228	—
U.S. Government Agency Securities	—	14,568,031	—
Temporary Cash Investments	$587,835	299,390	—
	$587,835	$343,077,090	—
Other Financial Instruments
Futures Contracts	$91,017	—	—

Liabilities
Other Financial Instruments
Futures Contracts	$(36,940)	—	—

7. Derivative Instruments
Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund purchased and sold interest rate risk derivative instruments throughout the reporting period, and the instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund's typical volume.

The value of interest rate risk derivative instruments as of March 31, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $4,836 in receivable for variation margin on futures contracts and as a liability of $3,167 in payable for variation margin on futures contracts.* For the year ended March 31, 2014, the effect of interest rate risk derivative instruments on the Statement of Operations was $(149,044) in net realized gain (loss) on futures contract transactions and $54,077 in change in net unrealized appreciation (depreciation) on futures contracts.

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

8. Risk Factors
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

21

9. Federal Tax Information
The tax character of distributions paid during the years ended March 31, 2014 and March 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$1,029,602	$2,852,976
Long-term capital gains	—	$1,563,140

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$343,125,901
Gross tax appreciation of investments	$949,279
Gross tax depreciation of investments	(410,255)
Net tax appreciation (depreciation) of investments	$539,024
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$539,024
Other book-to-tax adjustments	$(43,616)
Accumulated short-term capital losses	$(885,913)
Accumulated long-term capital losses	$(329,724)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on future contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$9.71	—(3)	(0.03)	(0.03)	(0.03)	—	(0.03)	$9.65	(0.35)%	0.55%	0.05%	103%	$266,755
2013	$9.76	0.01	0.03	0.04	(0.03)	(0.06)	(0.09)	$9.71	0.33%	0.55%	0.11%	77%	$346,147
2012	$9.73	0.05	0.10	0.15	(0.06)	(0.06)	(0.12)	$9.76	1.59%	0.56%	0.51%	139%	$475,832
2011	$9.72	0.09	0.07	0.16	(0.10)	(0.05)	(0.15)	$9.73	1.60%	0.56%	0.94%	75%	$852,802
2010	$9.66	0.15	0.07	0.22	(0.16)	—	(0.16)	$9.72	2.25%	0.56%	1.57%	158%	$991,464
Institutional Class
2014	$9.72	0.02	(0.04)	(0.02)	(0.05)	—	(0.05)	$9.65	(0.25)%	0.35%	0.25%	103%	$53,011
2013	$9.76	0.04	0.03	0.07	(0.05)	(0.06)	(0.11)	$9.72	0.64%	0.35%	0.31%	77%	$48,242
2012	$9.73	0.04	0.13	0.17	(0.08)	(0.06)	(0.14)	$9.76	1.79%	0.36%	0.71%	139%	$333,284
2011	$9.73	0.11	0.06	0.17	(0.12)	(0.05)	(0.17)	$9.73	1.70%	0.36%	1.14%	75%	$131
2010(4)	$9.76	0.01	(0.03)	(0.02)	(0.01)	—	(0.01)	$9.73	(0.20)%	0.36%(5)	1.33%(5)	158%(6)	$25

23

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class(7)
2014	$9.71	(0.02)	(0.05)	(0.07)	—	—	—	$9.64	(0.72)%	0.80%	(0.20)%	103%	$30,747
2013	$9.76	(0.02)	0.04	0.02	(0.01)	(0.06)	(0.07)	$9.71	0.14%	0.80%	(0.14)%	77%	$38,902
2012	$9.73	0.02	0.11	0.13	(0.04)	(0.06)	(0.10)	$9.76	1.33%	0.81%	0.26%	139%	$63,497
2011	$9.72	0.07	0.06	0.13	(0.07)	(0.05)	(0.12)	$9.73	1.35%	0.81%	0.69%	75%	$47,692
2010	$9.66	0.13	0.06	0.19	(0.13)	–	(0.13)	$9.72	2.00%	0.81%	1.32%	158%	$74,654
C Class
2014	$9.61	(0.09)	(0.05)	(0.14)	—	—	—	$9.47	(1.46)%	1.55%	(0.95)%	103%	$957
2013	$9.72	(0.09)	0.04	(0.05)	—	(0.06)	(0.06)	$9.61	(0.55)%	1.55%	(0.89)%	77%	$3,322
2012	$9.73	(0.06)	0.11	0.05	—	(0.06)	(0.06)	$9.72	0.55%	1.56%	(0.49)%	139%	$3,691
2011	$9.73	(0.01)	0.06	0.05	—(3)	(0.05)	(0.05)	$9.73	0.53%	1.56%	(0.06)%	75%	$722
2010(4)	$9.76	—(3)	(0.03)	(0.03)	—(3)	—	—(3)	$9.73	(0.30)%	1.56%(5)	0.13%(5)	158%(6)	$25
R Class
2014	$9.69	(0.04)	(0.05)	(0.09)	—	—	—	$9.60	(0.93)%	1.05%	(0.45)%	103%	$120
2013	$9.76	(0.03)	0.02	(0.01)	—(3)	(0.06)	(0.06)	$9.69	(0.14)%	1.05%	(0.39)%	77%	$173
2012	$9.73	(0.01)	0.12	0.11	(0.02)	(0.06)	(0.08)	$9.76	1.15%	1.06%	0.01%	139%	$345
2011	$9.73	0.04	0.06	0.10	(0.05)	(0.05)	(0.10)	$9.73	0.99%	1.06%	0.44%	75%	$25
2010(4)	$9.76	0.01	(0.03)	(0.02)	(0.01)	—	(0.01)	$9.73	(0.26)%	1.06%(5)	0.63%(5)	158%(6)	$25

24

Notes to Financial Highlights
(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Per-share amount was less than $0.005.
(4)	March 1, 2010 (commencement of sale) through March 31, 2010.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.
(7)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Government Income Trust and Shareholders of the
Short-Term Government Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short-Term Government Fund (one of the five funds comprising the American Century Government Income Trust, hereafter referred to as the “Fund”) at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 23, 2014

26

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None

28

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

29

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82102 1405

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2013:    $156,409
FY 2014:    $138,985

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2013:    $136,896
FY 2014:    $109,100

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Government Income Trust

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	5/30/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	5/30/2014

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	5/30/2014